Dear Investor:

With the major stock indexes up 25% to 30% or more, and long term bond indexes up 10% to 15%, 1997 was another truly exceptional year for investors in U. S. securities. And, as you will see in the following pages of this report, the Ultra Series Funds participated nicely in these very favorable markets.

It was also an exceptional year for U. S. investors exposed to emerging market stocks, which lost 35% on average in the non-Japan Pacific Basin markets, or even to Asian bonds, which returned negative 3% on average in 1997.

All this has been very unsettling for U. S. investors, making it increasingly difficult to not "fold their hand, but to stay in the game." What might the U.
S. investing game provide in 1998?

The only certainty is more volatility. But, we should also see continued resilience. And we just might see the economy play a wild card that could change the game significantly.

Although most of Wall Street and the financial media are focusing on the increasing uncertainty of worldwide economic growth rates and U. S. corporate earnings levels, the financial markets may be more impacted in 1998 by another factor -- a change to a new stage of the inflation cycle. After 17 years of slowing inflation in this country, it was approaching zero. Most forecasters had been expecting a bounce back to modestly higher inflation rates due to our continuing economic strength amid increasingly strained resources, fueled by an expanding money supply.

The Asian problems changed that expectation. The bursting of the Asian economic bubble suddenly dashed both the hopes of continued strong U. S. economic growth and the fears of rekindling U. S. inflation. Although we concur that the Asian problems should have a moderating effect on the level of U. S. economic activity, we think the impact will be modest. The more significant impact could well be on our inflation rates.

The economic troubles in Asia hasten the "exporting of deflation" to the United States. As prices on Asian manufactured goods plummet, pricing and currency pressures spread world wide. This could well lead to a dip into overall deflation -- actual declines in overall price levels -- in the United States.

This deflationary situation could actually aid key segments of the amazingly resilient U. S. economy, leading to expanding domestic and European sales and sustained profit margins due to lower manufacturing costs. The relative fortunes of U. S. companies would show increasing divergence, however, as some benefit from lower costs and others suffer from shrinking pricing power and higher costs.

U.S. bonds and most stocks would do quite well in this "mixed overall growth with modest deflation" environment. And, investors worldwide would recognize even more than in the past that the U. S. offers the strongest investments available. This buying interest, on top of that of our own baby boomers and Gen-Xers, could add another few percentage points to 1998's returns on U. S. securities. The result: A never-seen-before fourth consecutive year of double digit returns.

There are other possibilities, of course. Situations in which we stay in disinflation, or soon return to modest inflation, have occurred much more often in our nation's history. And, the possibility of a broadening recession still lingers, which would hurt most stocks and low-quality bonds.

At times like this, it is especially important that investors employ all the techniques available to assure good long term results. Be sure your expectations are rational as to volatility and long term returns. Be sure your target asset allocation reflects your current situation, and be sure to maintain that target allocation by at least annually reallocating investments from recently outperforming areas to lagging categories. And finally, be sure to "spread your bets" by using diversified investments like the Ultra Series Funds. Narrowly focused mutual funds and large concentrations of specific securities can be harmful to a portfolio in any market. They can be particularly hazardous at potential turning points like we are seeing in 1998.

We greatly appreciate the opportunity to work along side you and your financial management professional in pursuing the fulfillment of your long term financial goals.

Sincerely,

/s/ Lawrence R. Halverson

Lawrence R. Halverson, CFA
Senior Vice President

              CAPITAL APPRECIATION STOCK FUND OF ULTRA SERIES FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

At this place, the shareholder report shows a graphic representation of how the Capital Appreciation Stock Fund compared to Several indexes. Ten thousand invested on the inception date of January 3, 1994, would have the following value as of December 31, 1997.

     Capital Appreciation Stock Fund1 .................$22,027
     S&P 500 Stock Index ...............................22,840
     Lipper Average2 ...................................18,561
     Consumer Price Index ..............................11,071

The scale on this chart is different from the scale on the other charts in this report because the fund's inception date is January 3, 1994.

--------------------------------------------------------------------------------
               Average Annual Total Return Through December 31, 1997
--------------------------------------------------------------------------------
----------------------------------- ------------ ------------ ------------------
                                        One         Five       Since Inception
                                        Year        Years          of Fund
----------------------------------- ------------ ------------ ------------------
----------------------------------- ------------ ------------ ------------------
Capital Appreciation Stock Fund3        31.57%         N/A           21.83%
S&P 500 Stock Index                     33.35%         N/A           21.79%
Lipper Average2                         21.45%         N/A           22.89%
Consumer Price Index                     1.90%         N/A            3.45%
----------------------------------- ------------ ------------ ------------------


TEN LARGEST HOLDINGS (% of Portfolio)
Owens Illinois, Inc.............. 3.8%    Wang Laboratories, Inc....... 2.6%
U.S. West Media Group............ 3.5%    Safeway, Inc................. 2.5%
EMC Corp......................... 3.1%    Mutual Risk Management Ltd... 2.4%
Airtouch Communications, Inc..... 3.1%    Interim Services, Inc........ 2.3%
Travelers Group, Inc............. 3.1%    Cox Communications, Inc...... 2.2%

At this place, the shareholder report contains a pie chart showing a portfolio mix of 3.2% in foreign investments, 4.6% in short-term investments, and 92.2% in common stocks.

1 Capital Appreciation Stock Fund returns on the graph are from inception, January 3, 1994.

2 Lipper Performance Summary Average for Capital Appreciation Stock Funds represents the average annual total return of all the underlying Capital Appreciation Stock Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

3 Fund returns are calculated after mutual fund level expenses have been subtracted, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 1997 Performance
                         Capital Appreciation Stock Fund

Investment Objective: Seeks a high level of long-term growth of capital by investing in common stocks, including those of smaller companies and companies undergoing significant change.

Management's Discussion: The U.S. stock market turned in its third consecutive year of 20%+ gains, led by large capitalization stocks. The Capital Appreciation Stock Fund's investment approach of staying invested in reasonably valued companies across the small, middle and large capitalization segments of the equity market caused the Fund's return to significantly outperform the average of funds with the same investment objective. It also significantly outperformed the small capitalization indexes and performed generally in line with middle capitalization indexes, but slightly lagged the pure "big cap" market indexes such as the S&P 500:

    USF Capital Appreciation Stock Fund                                    31.6%

    Lipper Average of Capital Appreciation Funds                           21.5%

    Russell 2000 Index (Small capitalization stocks)                       22.2%
    Standard & Poor's Mid Cap 400 Index (Middle capitalization stocks)     32.2%
    Russell 1000 Index (Large capitalization stocks)                       32.4%
    Standard & Poor's 500 Index (Large capitalization stocks)              33.4%

Results in 1997 benefited from strong performance in the cable TV stocks, with exceptional returns generated by Cox Communications and U.S. West Media Group. Investor interest in the cable group increased dramatically as the companies saw early success launching new products such as high-speed cable modems and digital set-top boxes. The Fund also benefited from a strong showing in the communications services sector. Portfolio holdings in this area gained over 60% during the year, led by a 66% gain in Telefonos de Mexico ADRs and a 64% return from Airtouch Communications. Many stocks within this sector appeared attractively valued during 1997, and we have maintained an overweighted position in our portfolios. In fact, both Airtouch Communications and Telefonos de Mexico ADRs have been among the Fund's ten largest holdings. After the strong performance of this group in 1997, we have been taking profits and are reducing our exposure to this sector. Other strong performers in our Capital Appreciation Fund include Owens-Illinois, a manufacturer of packaging products, and Safeway Stores, a supermarket operator.

Two negative influences on performance during 1997 were our underweighted position in the financial sector and the underperformance of our capital goods stocks. Financial stocks were among the best performing groups in the market last year, gaining over 60%. Our underweighting in this area modestly tempered our portfolio performance. Our capital goods stocks significantly underperformed that sector of the index. Much of the negative impact was due to our position in Waste Management, a restructuring story which suffered a setback as it continued to struggle with earnings and management transition issues. An additional factor which had a negative impact on Fund results was our slightly larger than normal cash position. While we do not try to "time the market" by actively raising cash during periods of strong market performance, cash levels occasionally build to levels beyond what is generally needed for liquidity reasons. This reflects the increased difficulty in finding stocks that meet our valuation and quality criteria when overall valuation levels are at the high-end of historical ranges. While this cash build is temporary, it does have the effect of dampening overall portfolio returns during strong markets like we had during 1997.

We believe that the health care and consumer staples sectors offer many attractive investment opportunities in today's market. We are overweighted in these sectors in the Capital Appreciation Fund relative to the S&P 500. Conversely, we are underweighted in the consumer cyclical and utilities sectors as we believe that most of the stocks within those sectors are fairly valued, if not over-valued. Such differences from the S&P do not represent broad judgments about the relative outlooks for the various sectors, but merely reflect the types of stocks that we are finding most attractive. We let our "stock picking" dictate the exposures of the portfolios, but only within reasonable limits to ensure that our portfolios remain well diversified across all sectors. After the recent strong performance of the larger capitalization tiers of the market, we are also finding that many mid- and small-capitalization stocks appear relatively more attractive. As a result, we have been increasing our exposure to lower market capitalization tiers.

Overall, 1997 proved to be another stellar year for the U.S. stock market. After three consecutive years of over-20% returns, it seems unrealistic to expect this pace to continue. However, we are still able to find attractively valued investment opportunities in domestic stocks, and we believe that long-term investors will benefit from investing in common stocks, particularly those of the type we include in the Capital Appreciation Stock Fund.

Annette E. Hellmer, CFA   Daniel E. Julie, CFA, CPA   Lawrence R. Halverson, CFA
Investment Officer        Investment Officer          Senior Vice President
CIMCO Inc.                CIMCO Inc.                  CIMCO Inc.

                GROWTH AND INCOME STOCK FUND OF ULTRA SERIES FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

At this place, the shareholder report shows a graphic representation of how the Growth and Income Stock Fund compared to several indexes. Ten thousand dollars invested on the inception date of January 3, 1985, would have the following value as of December 31, 1997.

     Growth and Income Stock Fund  ....................$46,887
     S&P 500 Stock Index ...............................52,448
     Lipper Average1 ...................................44,154
     Consumer Price Index ..............................13,989


--------------------------------------------------------------------------------
             Average Annual Total Return Through December 31, 1997
--------------------------------------------------------------------------------
---------------------------------   -----------  ------------  ------------
                                     One Year     Five Years    Ten Years
---------------------------------   -----------  ------------  ------------
---------------------------------   -----------  ------------  ------------
Growth and Income  Stock  Fund2        31.42%      19.51%        16.71%
S&P 500 Stock Index                    33.35%      20.23%        18.04%
Lipper  Average1                       27.20%      17.35%        16.01%
Consumer Price Index                    1.90%       2.60%         3.41%
---------------------------------   -----------  ------------  ------------

TEN LARGEST HOLDINGS (% of Portfolio)
Int'l Business Machines Corp. ... 2.9%    EMC Corp. ....................... 2.6%
Allstate Corporation............. 2.8%    The Dow Chemical Company ........ 2.6%
Bristol-Myers Squibb Co.......... 2.7%    American Home Products Corp. .... 2.5%
Nabisco-Holdings ................ 2.7%    Wal-Mart Stores, Inc............. 2.4%
U.S. West Media Group............ 2.7%    Aetna Life & Casualty Co. ....... 2.3%

At this place, the shareholder report contains a pie chart showing a portfolio mix of 2.8% in foreign stocks, 4.9% in short-term investments, and 92.3 in common stocks.

1 The Lipper Performance Summary Average for Growth and Income Stock Funds represents the average annual total return of all the underlying Growth and Income Stock Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

2 Fund returns are calculated after mutual fund level expenses have been subtracted, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 1997 Performance
                          Growth and Income Stock Fund

Investment Objective: Seeks long term growth of capital, with income as a secondary consideration, by investing primarily in common stocks of companies with financial and market strengths and long term records of performance.

Management's Discussion: The U.S. stock market's unprecedented bull market continued through 1997. But, it isn't the strong returns that most investors will remember, it will be the now infamous phrases: Irrational Exuberance, Asian Contagion, and Deflation. The market struggled through the volatility created by these concerns, however, with the advance led primarily by large- and mid-capitalization stocks. The Growth and Income Stock Fund's investment philosophy keeps the fund invested in reasonably valued stocks of mostly larger companies across all major economic sectors. The fund targets companies that have strong competitive positions, attractive relative valuations, and catalysts to drive positive fundamental changes. This approach allowed the fund to significantly outperform the average of similar funds in 1997, and to approximate the returns of representative market indexes:

      USF Growth and Income Stock Fund                                  31.4%

      Lipper Average of Growth and Income Funds                         27.2%

      Russell 2000 Index (Small capitalization stocks)                  22.2%
      Standard & Poor's 400 Index (Middle capitalization stocks)        32.2%
      Russell 1000 Index (Large capitalization stocks)                  32.4%
      Standard & Poor's 500 Index (Large capitalization stocks)         33.4%

The Fund's performance relative to market indexes benefited from a modest overweighted position and strong performance in the technology sector. The Fund's technology holdings returned 44.6% during 1997 as compared to a return of 25.2% for the S&P 500's technology sector. A significant contributor to this performance was EMC Corp. As the leader in enterprise storage systems, it was able to capitalize on the increasing need for storage in networked systems. Other technology performance contributors were Computer Associates, a leading software solutions company, and Texas Instruments, a leader in the production of digital signal processors.

The Fund also benefited from a solid performance from the finance sector which returned 60.6% during 1997 as compared to the S&P's finance sector return of 48.9%. This relative performance was offset slightly by an underweighted position in the sector during the period. A key contributor here was Allstate Corp, which delivered strong earnings growth due to reduced catastrophe exposures and improved loss ratios in the auto business. The bull market was the driving force behind the strong results posted by Morgan Dean Witter and Salomon, Inc. Other strong contributors to the Fund's performance included the cable stocks. The investment market had shunned this group as satellite TV was coming on stream, but the underlying values of the companies were rediscovered during 1997, allowing US West Media Group and Cox Communications stocks to provide returns in excess of 55%. Also, the wireless communications industry continued its tremendous growth in 1997. Airtouch Communications was a key holding of the Fund and returned 64% for the period.

The weakest performing sectors for the Fund in 1997 were capital goods and healthcare. A key capital goods holding for the Fund was Waste Management Inc., a restructuring story which suffered a setback as it continued to struggle with earnings and management transition issues. The slightly overweighted healthcare sector underperformed because several of the drug stocks that drove the market's performance were not viable candidates for the fund due to their already inflated valuations. The healthcare sector was also harmed by medical costs increasing faster than revenues, thereby pressuring margins in the HMO sector.

The Growth and Income Fund enters 1998 with overweighted positions relative to the S&P 500 in the consumer staples, healthcare and technology sectors. The consumer cyclical, finance and capital goods sectors carry underweighted positions with the remaining sectors at approximately market weights. Such differences from the S&P do not represent overall judgments about the relative outlooks for the various sectors, but merely reflect the types of stocks that we are finding most attractive. We let our "stock picking" dictate the exposures of the portfolios, but only within reasonable limits to ensure that our portfolios remain well diversified across all sectors.

The strong performance of the financial markets over the past several years should not be extrapolated indefinitely into the future. But, we caution investors against trying to time a market setback. Although the world markets have been extremely volatile, the broad global economic fundamentals are still quite conducive to moderate economic expansion. Long term investors should not let volatility or next year's batch of infamous phrases disrupt their long term asset accumulation programs, but should maintain their diversified portfolios of reasonably priced, quality securities like those we seek to provide in the Growth and Income Stock Fund.

Annette E. Hellmer, CFA   Daniel E. Julie, CFA, CPA   Lawrence R. Halverson, CFA
Investment Officer        Investment Officer          Senior Vice President
CIMCO Inc.                CIMCO Inc.                  CIMCO Inc.

                       BALANCED FUND OF ULTRA SERIES FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

At this place, the shareholder report shows a graphic representation of how the Balanced Fund compared to several indexes. Ten thousand invested on the inception date of January 3, 1985 would have the following value as of December 31, 1997.

     Balanced Fund ....................................$29,934
     Synthetic Index1 ..................................32,039
     Lipper Average2 ...................................31,345
     Consumer Price Index ..............................13,989


--------------------------------------------------------------------------------
             Average Annual Total Return Through December 31, 1997
--------------------------------------------------------------------------------
---------------------------------   -----------  ------------  ------------
                                     One Year     Five Years    Ten Years
---------------------------------   -----------  ------------  ------------
---------------------------------   -----------  ------------  ------------
Balanced Fund3                         16.87%        11.73%       11.58%
Synthetic Index                        18.57%        12.41%       12.35%
Lipper  Average2                       18.75%        12.60%       12.10%
Consumer Price Index                    1.90%         2.60%        3.41%
---------------------------------   -----------  ------------  ------------

At this place, the shareholder report contains a pie chart showing a portfolio mix of 0.2% Non-U.S. corporate bonds, 3.8% Non-U.S. government & agency bonds, 6.9% short-term investments, 17.1% U.S. corporate bonds, 24.2 % U.S. goverment & agency bonds, and 47.8% common stocks.

1 The Synthetic Index represents the average annual total returns of a portfolio which was annually readjusted to 45% Standard and Poor's 500, 40% Lehman Intermediate Government/Corporate Index, and 15% 90-Day Treasury Bills.

2 The Lipper Performance Summary Average for Balanced Funds represents the average annual total return of all the underlying Balanced Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

3 Fund returns are calculated after mutual fund level expenses have been subtracted, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 1997 Performance
                                  Balanced Fund

Investment Objective: Seeks a high total return through the combination of income and capital growth by investing in common stocks of the type owned in the Growth and Income and Capital Appreciation Stock Funds, bonds of the type owned in the Bond Fund and money market instruments of the type owned in the Money Market Fund.

Management's Discussion: The U. S. stock market provided another year of exceptional returns in 1997, while erratic but generally declining interest rate levels allowed bond returns to also modestly exceed their long-term averages. The Balanced Fund's conservative portfolio management approach of staying invested in a diversified portfolio of reasonably valued stocks, bonds and money market instruments allowed it to advance nicely in 1997, but at a slightly lower rate than representative market indexes and the average of similar funds:

         USF Balanced Fund                                  16.9%

         Synthetic Index*                                   18.6%

         Lipper Average of Balanced Funds                   18.8%

          *   45%   Standard   &   Poor's   500,    40%   Lehman    Intermediate
          Government/Corporate Index and 15% 90-day U. S. Treasury bills.

The key operating factors causing a difference between the Balanced Fund's return and that of the synthetic index were Fund expenses, which averaged approximately .68% of Fund assets in 1997, and transaction costs. Market indexes are not actual investment funds and do not bear either expenses or transaction costs.

In addition, although the markets represented in the synthetic index (described in the footnote above) better represent the types of securities owned in the Balanced Fund than any other single stock and bond indexes, the Balanced Fund generally invests in some stocks of smaller capitalization companies than those represented in the Standard & Poor's 500, and it invests a smaller proportion of its assets in U. S. Treasury bonds than represented in the Lehman Intermediate Government/Corporate Index. These differences typically provide higher returns to the Fund, but that was not the case in 1997's "large cap" stock market and "flight to quality" bond market environment. Management's discussions of performance of the Bond, Growth and Income Stock and Capital Appreciation Stock Funds provide descriptions of the various portfolio management activities which were employed in these funds as well as in the Balanced Fund, explaining the major sources of positive and negative variances in Fund performance relative to the indexes.

The difference between the Balanced Fund's 1997 performance and that of the average balanced fund in the Lipper universe was primarily attributable to the long-standing difference in the mix of stocks, bonds and money market investments. The average balanced fund has a greater proportion of its assets invested in stocks and less in bonds and money markets than does the Ultra Series Balanced Fund. This reflects the more aggressive management style of the average fund, or the more conservative structure of the Ultra Series Balanced Fund. This difference has resulted in somewhat lower total returns in recent years for the Balanced Fund, but it has also very favorably impacted the Balanced Fund's stability of returns, a common measure of investment risk. According to Morningstar, the Balanced Fund's historic risk level is only 47% of that of the average balanced fund, putting it among the most conservative 10% of such funds. This substantial reduction in risk makes the Balanced Fund an attractive investment for many conservative investors. More risk tolerant Balanced Fund investors may want to direct a portion of their investments to one or more of the Ultra Series stock funds. This blend may well provide greater stability as well as higher returns for the overall portfolio than might be obtained from the average balanced fund.

With the exceptional stock market returns and slightly above average bond market returns, 1997 was another year of well above average overall investment market performance. One should not expect returns of this magnitude to persist indefinitely. Nor, however, should investors abandon long-term asset accumulation programs in expectation of a marker setback. We see no reason to expect a negative change in the long-term performance of stocks and bonds and, therefore, see more risk to the long-term investor in "sitting on the sidelines" than in "remaining in the game" by accumulating a diversified portfolio of quality, reasonably priced securities like those we seek to provide in the Balanced Fund.

Annette E. Hellmer, CFA   Joe Gogola, CFA             Lawrence R. Halverson, CFA
Investment Officer        Senior Investment Officer   Senior Vice President
CIMCO Inc.                CIMCO Inc.                  CIMCO Inc.

                         BOND FUND OF ULTRA SERIES FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT


At this place, the shareholder report shows a graphic representation of how the Bond Fund compared to several indexes. Ten thousand invested on the inception date of January 3, 1985, would have the following value as of December 31, 1997.

     Bond Fund  .......................................$21,497
     Lehman Brothers Intermediate
          Government/Corporate Bond Index...............22,275
     Lipper Average1 ...................................19,124
     Consumer Price Index ..............................13,989

--------------------------------------------------------------------------------
               Average Annual Total Return Through December 31, 1997
--------------------------------------------------------------------------------
----------------------------------- ------------ ------------ ------------------
                                        One         Five             Ten
                                        Year        Years           Years
----------------------------------- ------------ ------------ ----------------
----------------------------------- ------------ ------------ ----------------

Bond Fund2                              7.45%         6.30%          7.95%
Lehman Brothers Intermediate
   Govt./Corporate Bond Index           7.87%         6.66%          8.34%
Lipper Average1                         6.32%         5.27%          6.70%
Consumer Price Index                    1.90%         2.60%          3.41%
----------------------------------- ------------ ------------ ----------------

At this place, the shareholder report contains a pie chart showing a portfolio mix of 3.3% Non-U.S. corporate bonds, 6.0% Non-U.S. government & agency bonds, 7.7% short-term investments, 26.5% U.S. government & agency bonds, and 56.5% U.S. corporate bonds.

1 The Lipper Performance Summary average for Short/Intermediate Investment Grade Funds represents the average annual total return of all the underlying Short/Intermediate Investment Grade Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

2 Fund returns are calculated after mutual fund level expenses have been subtracted, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 1997 Performance
                                    Bond Fund

Investment Objective: Seeks a high level of current income, consistent with the prudent limitation of investment risk, through investment in a diversified portfolio of fixed income securities with maturities of up to 30 years. The fund emphasizes intermediate-term securities.

Management's Discussion: The bond market reflected an erratic rise and fall in interest rates through most of the first three quarters of 1997, which allowed bonds to earn their underlying coupon income with virtually no net change in bond prices. By mid-September, however, the Asian economic crisis began to rock financial markets across the globe. Then, on October 27, it caused the Dow Jones Industrials stock index to plummet 554 points, the largest single-day point loss in history. Other equity markets around the world experienced similar or worse shocks.

During this chaotic period, the U. S. government bond sector outperformed all others as investors worldwide sought the safety of the most stable government and strongest economy and currency in the world. U. S. corporate bonds, which provide a yield advantage over the higher quality Treasuries, only partially benefited from this global "flight to quality." They did not experience the degree of price gains that Treasuries did, offsetting their yield advantage and causing them to underperform Treasuries. The Bond Fund's conservative investment approach of broad portfolio diversity emphasizing good quality intermediate-term, corporate issues held the Fund's performance below that of similar funds which make greater use of lower quality, higher yielding bonds, but generally in line with Lehman Brothers Intermediate Government/Corporate Index.

     USF Bond Fund                                                        7.5%

     Lipper Average of Short/Intermediate-Term Investment Grade Funds     6.3%

     Lehman Brothers Intermediate Government/Corporate Index              7.9%
     Lehman Brothers Aggregate Index                                      9.7%
     Lehman Brothers Government/Corporate Index                           9.8%

The difference between the Bond Fund's return and that of the intermediate index reflects Fund expenses, which averaged approximately .58% annually of Fund assets, and transaction costs. Market indexes are not actual investment funds and do not incur expenses or transaction costs.

To enhance the fund's interest income yield relative to the indexes, it generally carries a significantly smaller component of government securities, and recently added modest allocations to interest only strips, international dollar-denominated bonds, less marketable corporate and asset-backed securities and below investment grade issues. The late-1997 flight to quality resulted in corporate and international bonds underperforming. The accompanying drop in market interest rate levels caused interest only holdings to decline in price, as expected from such a hedge position, offsetting their significantly higher current yield. The Fund's return lagged the longer term Lehman Brothers Aggregate and Government/Corporate Indexes due to the Fund's shorter duration and significantly smaller exposure to U. S. government securities.

Although recent bond market returns appear modest relative to the exceptionally high U. S. stock market returns, both the stock and the bond markets actually outperformed their long-term averages in 1997. We encourage investors to maintain realistic expectations for long term investment returns, and to be prepared for continued volatility and occasional severe market setbacks. But, any such setbacks should be viewed as normal occurrences, not something that must be avoided for a long-term investment program to succeed. A greater risk to the investor's future performance is "sitting on the sidelines" or following an undiversified investment program, rather than continuing to accumulate a diversified portfolio of quality and value-priced securities including those of the type held in Bond Fund.

As 1998 unfolds, we will continue to seek to provide in the Bond Fund the price stability with good returns that investors have realized in the past. The Fund will maintain its "A" average quality rating and its intermediate-term portfolio duration, but as noted above, we are utilizing some new investment categories to increase the portfolio yield. This effort employs CIMCO's internally developed, computer-based portfolio optimization model, which allows us to efficiently evaluate various bond allocations over multiple projected interest rate paths using historically based covariances and expected rates of return for each of several categories of bonds. We expect this new tool to be a valuable supplement to the experience- and knowledge-based judgement we have used over the years and will continue to use to manage this conservative bond portfolio for long term investors.

Joseph L. Gogola, CFA                     Lawrence R. Halverson, CFA
Senior Investment Officer                 Senior Vice President
CIMCO Inc.                                CIMCO Inc.

                     TREASURY 2000 FUND OF ULTRA SERIES FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

At this place, the shareholder report shows a graphic representation of how the Treasury 2000 Fund compared to several indexes. Ten thousand dollars invested on the inception date of July 28, 1988, would have the following value as of December 31, 1997.

     Treasury 2000 Fund1 ..............................$25,514
     Lipper Average2 ...................................26,381
     Lehman Brothers Intermediate Treasury Bond Index...21,758
     Consumer Price Index ..............................13,989


--------------------------------------------------------------------------------
               Average Annual Total Return Through December 31, 1997
--------------------------------------------------------------------------------
----------------------------------- ------------ ------------ ------------------
                                        One         Five       Since Inception
                                        Year        Years         of Fund
----------------------------------- ------------ ------------ ----------------
----------------------------------- ------------ ------------ ----------------
Treasury  2000 Fund3                    6.86%        7.19%          10.36%
Lehman  Brothers Intermediate
  Treasury Bond Index                   7.69%        6.38%           8.10%
Lipper  Average2                        9.58%        8.64%          10.86%
Consumer Price Index                    1.90%        2.60%           3.63%
----------------------------------- ------------ ------------ ----------------

1    Treasury 2000 Fund returns on the graph are from inception, July 28, 1988.

2 The Lipper Performance Summary Average for Target Maturity Funds represents the average annual total return of all the underlying Target Maturity Funds in Lipper Analytical Services Variable Insurance Products Performance
     Analysis Service. The Lipper Performance Summary Average for Target Maturity Funds covers the period from January 1, 1988 to December 31, 1997. This is not exactly the same time frame as the Treasury 2000 Fund which began on July 29, 1988.

3 Fund returns are calculated after mutual fund level expenses have been subtracted, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 1997 Performance
                               Treasury 2000 Fund

Investment Objective: Seeks safety of capital and a relatively predictable payout upon Portfolio Maturity, primarily by investing in Stripped Treasury Securities.

Management's Discussion: The bond market reflected an erratic rise and fall in interest rates through most of the first three quarters of 1997. By mid-September, however, the Asian economic crisis began to rock financial markets across the globe, leading to a broad "flight to quality" by investors worldwide. This drove up the prices of the highest quality, most liquid securities available, leading to significant out-performance by U. S. government securities relative to most other categories of U. S. and foreign bonds. The Treasury 2000 Fund's portfolio approach of remaining invested exclusively in U.S. Treasury Strips or similar coupon securities with a maturity date of November 15, 2000 produced a very attractive return for such short-term, high quality investments:

     USF Treasury 2000 Fund                                      6.9%

     Lipper Average of Target Maturity Funds                     8.7%

     Lehman Intermediate Treasury Bond Index                     7.7%

The Fund's shorter duration (2.80 versus 3.05 for the Index) during a period of falling interest rates reduced the Fund's return relative to that of the index. Similarly, the average target maturity fund in the Lipper universe had a longer duration, producing a somewhat higher return for this peer group average.

Also influencing the Fund return relative to the market index was Fund expenses, which amounted to .45% annually of Fund assets. Market indexes are not actual investment funds and do not bear either expenses or transaction costs.

Between now and the November 15, 2000, maturity and distribution date, the Fund's returns will reflect changes in market interest rate levels, but will be primarily impacted by the appreciation of the Fund's investment securities to their face value at maturity.

The performance of financial assets like those in the Fund was slightly in excess of their long-term averages. We see no reason why the future performance of the broad bond market will not be in line with the long-term average return. Therefore, investors should be careful not expect too much of their investments in the future, nor to put their portfolios' future performance at risk by "sitting on the sidelines" or by following an undiversified investment program. We strongly encourage all long term investors to continue to accumulate diversified portfolios of quality and value-priced securities including where appropriate those of the type in the Treasury 2000 Fund.

Joseph L. Gogola, CFA                   Lawrence R. Halverson, CFA
Senior Investment Officer               Senior Vice President
CIMCO Inc.                              CIMCO Inc.


                                                                        ULTRA SERIES FUND
                                                              Statement of Assets and Liabilities
                                                                      December 31, 1997


                                                 Capital      Growth and                                    Money       Treasury
                                              Appreciation      Income         Balanced       Bond         Market         2000
Assets:                                        Stock Fund     Stock Fund         Fund         Fund          Fund          Fund
                                               ----------     ----------         ----         ----          ----          ----
Investments in securities, at value,
   (note 2)-see accompanying schedule
   (cost $404,240,049)                      $458,255,162   $         --   $         --   $         --   $        --   $        --
   (cost $461,510,749)                                --    584,882,177             --             --            --            --
   (cost $269,135,520)                                --             --    310,239,939             --            --            --
   (cost $185,177,448)                                --             --             --    185,599,118            --            --
   (cost $41,192,527)                                 --             --             --             --    41,192,527            --
   (cost $1,502,323)                                  --             --             --             --            --     1,701,374
  Receivable for securities sold                 304,594      7,556,707        812,914             --            --            --
  Accrued interest receivable                        240            328      2,152,172      3,302,397             8            --
  Accrued dividends receivable                   393,843      1,152,046        237,397             --            --            --
                                             -----------    -----------    -----------     ----------    ----------    ----------
    Total assets                             458,953,839    593,591,258    313,442,422    188,901,515    41,192,535     1,701,374
                                             -----------    -----------    -----------     ----------    ----------    ----------

Liabilities:
  Payable for securities purchased             2,526,385      3,154,136      3,450,718             --            --            --
  Dividends payable                                   --             --             --             --         5,562            --
  Accrued expenses                               233,219        301,689        187,992         61,947        16,821           697
                                             -----------    -----------    -----------    -----------    ----------    ----------
    Total liabilities                          2,759,604      3,455,825      3,638,710         61,947        22,383           697
                                             -----------    -----------    -----------    -----------    ----------    ----------
Net assets applicable to outstanding
capital stock                               $456,194,235   $590,135,433   $309,803,712   $188,839,568   $41,170,152    $1,700,677
                                             ===========    ===========    ===========    ===========    ==========    ==========

Represented by:
  Capital stock, par value $.01                 $242,004       $216,928       $181,994       $179,093      $411,702        $1,841
  Additional paid-in capital                 401,977,352    466,547,077    268,464,496    188,176,466    40,758,450     1,499,785
  Undistributed net investment income                 --             --         49,986         62,339            --            --
  Undistributed net realized gain (loss)
   on investments                                (40,234)            --          2,817             --            --            --
  Unrealized appreciation (depreciation)
   on investments                             54,015,113    123,371,428     41,104,419        421,670            --       199,051
                                             -----------    -----------    -----------    -----------    ----------    ----------

Total net assets - representing net assets
applicable to outstanding capital stock     $456,194,235   $590,135,433   $309,803,712   $188,839,568   $41,170,152    $1,700,677
                                             ===========    ===========    ===========    ===========    ==========    ==========
Number of Class Z Shares issued and
outstanding (note 5)                          24,200,359     21,692,803     18,199,350     17,909,312    41,170,152       184,138
                                             ===========    ===========    ===========    ===========    ==========    ==========
Net asset value per share of outstanding
capital stock (note 2)                            $18.85         $27.20         $17.02         $10.54         $1.00         $9.24
                                             ===========    ===========    ===========    ===========    ==========    ==========

See accompanying notes to financial statements.


                                                   CAPITAL APPRECIATION STOCK FUND OF ULTRA SERIES FUND
                                                                 Investments in Securities
                                                                     December 31, 1997


CAPITAL APPRECIATION STOCK                         % Net        Quality    Annualized     Maturity            Par
FUND INVESTMENTS:                                 Assets        Rating*       Yield         Date            Amount            Value
                                                  ------        -------       -----         ----            ------            -----
Short-Term Investments:
Commercial Paper/Savings:                          5.1%
  Anheuser Busch Companies                                      A-1/P-1       5.85%      Jan 08, 1998    $3,000,000       $2,996,646
  Coca-Cola Company                                            A-1+/P-1       5.83%      Jan 13, 1998     3,000,000        2,994,280
  Consolidated Natural Gas                                     A-1+/P-1       6.30%      Jan 07, 1998     2,000,000        1,997,933
  Ford Motor Credit Corporation                                 A-1/P-1       5.73%      Jan 05, 1998     2,000,000        1,998,758
  Ford Motor Credit Corporation                                 A-1/P-1       6.06%      Jan 06, 1998     3,500,000        3,497,098
  General Electric Capital Corporation                         A-1+/P-1       5.98%      Jan 15, 1998     2,000,000        1,995,434
  Merrily Lynch Capital Markets                                A-1+/P-1       5.97%      Jan 20, 1998     3,000,000        2,990,737
  Merrily Lynch Capital Markets                                A-1+/P-1       5.97%      Jan 12, 1998     1,000,000          998,106
  Merrily Lynch Capital Markets                                A-1+/P-1       5.68%      Jan 02, 1998     2,000,000        1,999,667
  State Street Bank & Trust                                                   5.25%                       1,644,775        1,644,775
                                                                                                                          ----------

     TOTAL SHORT-TERM INVESTMENTS,
     AT COST                                                                                                             $23,113,434
                                                                                                                          ----------

                                                   % Net
Long-Term Investments:                            Assets                                                    Shares            Value
Common Stocks:                                     95.4%

Foreign Issues:                                    3.2%
  Glaxo Wellcome PLC - ADR                                                                                  101,800       $4,873,675
  Telefonos deMexico SP ADR - Cl L                                                                          174,000        9,754,875
                                                                                                                           ---------
     Foreign Issues total                                                                                                 14,628,550

Building Materials:                                1.9%
  Raychem Corporation                                                                                       195,500        8,418,719

Forest Products/Paper:                             2.3%
  Georgia-Pacific Corporation                                                                                72,100        4,380,075
  Georgia-Pacific (Timber Grp)***                                                                            55,500        1,259,156
  Willamette Industries Inc.                                                                                155,900        5,018,031

                                                                                                                           ---------
     Forest Products/Paper total                                                                                          10,657,262

Insurance:                                         6.9%
  Aetna Inc.                                                                                                137,400        9,695,288
  Allstate Corporation                                                                                       85,882        7,804,526
  Travelers Group, Inc.                                                                                     258,999       13,953,571

                                                                                                                           ---------
     Insurance total                                                                                                      31,453,385

Banks:                                             2.3%
  Banc One Corporation                                                                                      101,200        5,496,425
  Bankers Trust New York Corporation                                                                         45,200        5,082,175

                                                                                                                           ---------
     Banks total                                                                                                          10,578,600

Investment Banking/Brokerage:                      7.1%
  A. G. Edwards, Inc.                                                                                       214,300        8,518,425
  Everest Reinsurance Holdings, Inc.                                                                        179,650        7,410,563
  Morgan Stanley, Dean Witter, Discover and Co.                                                              91,200        5,392,200
  Mutual Risk Management Ltd.                                                                               366,464       10,971,016

                                                                                                                           ---------
     Investment Banking/Brokerage total                                                                                   32,292,204

Drugs/Health Care:                                 6.8%
  ALZA Corporaton                                                                                           153,900        4,895,944
  Biogen, Inc.***                                                                                            72,200        2,626,275
  Bristol-Myers Squibb Company                                                                               54,800        5,185,450
  Centocor, Inc.***                                                                                         114,400        3,803,800
  Crescendo Pharmaceuticals Corporation***                                                                    6,260           72,381
  MedPartners, Inc.***                                                                                      175,659        3,930,370
  Pharmacia & Upjohn, Inc.                                                                                  152,000        5,567,000
  United Healthcare Corporation                                                                              99,400        4,938,938

                                                                                                                           ---------
     Drugs/Health Care total                                                                                              31,020,158

                                                  CAPITAL APPRECIATION STOCK FUND OF ULTRA SERIES FUND
                                                          Investments in Securities (Continued)
                                                                    December 31, 1997


CAPITAL APPRECIATION STOCK                         % Net
FUND INVESTMENTS, CONTINUED:                      Assets                                                    Shares            Value
Hospital Management/Supplies:                      0.8%
  Columbia/HCA Healthcare Corporation                                                                       123,700       $3,664,613
                                                                                                                           ---------

Retail - Discount:                                 1.7%
  The TJX Companies, Inc.                                                                                   134,100        4,609,688
  Wal-Mart Stores, Inc.                                                                                      78,700        3,103,731
                                                                                                                           ---------
     Retail-Discount total                                                                                                 7,713,419

Retail - Department:                               2.0%
  Dayton Hudson Corporation                                                                                 136,900        9,240,750
                                                                                                                           ---------

Retail - Drug:                                     1.9%
  Rite Aid Corporation                                                                                      145,800        8,556,638
                                                                                                                           ---------

Retail-Grocery:                                    2.6%
  Safeway Inc.***                                                                                           183,800       11,625,350
                                                                                                                           ---------

Media:                                             3.2%
  Cognizant Corporation                                                                                     121,300        5,405,431
  PRIMEDIA Inc.***                                                                                          720,600        9,097,575
                                                                                                                           ---------
     Media total                                                                                                          14,503,006

Foods - Products & Service:                        5.2%
  General Mills, Inc.                                                                                        56,050        4,014,581
  Nabisco Holdings Corporation - Class A                                                                    194,100        9,401,719
  Sara Lee Corporation                                                                                       74,400        4,189,650
  Tyson Foods, Inc. - Class A                                                                               303,800        6,227,900
                                                                                                                           ---------
     Foods - Products & Service total                                                                                     23,833,850

Apparel/Textile:                                   1.1%
  Nine West Group, Inc.***                                                                                  188,400        4,886,625
                                                                                                                           ---------

Office Equipment/Computers:                       10.0%
  3Com Corporation***                                                                                       154,900        5,411,819
  EMC Corporation***                                                                                        519,300       14,248,294
  Gateway 2000, Inc.***                                                                                     159,700        5,210,213
  International Business Machines Corporation                                                                59,350        6,205,784
  Seagate Technology, Inc.***                                                                               151,700       2,920,225
  Wang Laboratories, Inc.***                                                                                526,250      11,643,281
                                                                                                                           ---------
     Office Equipment/Computers total                                                                                     45,639,616

Electronics-Semiconductors:                        1.9%
  Dallas Semiconductor Corporation                                                                          142,700        5,815,025
  Micron Technology, Inc.***                                                                                104,450        2,715,700
                                                                                                                           ---------
     Electronics-Semiconductors total                                                                                      8,530,725

Electronics:                                       1.2%
  Texas Instruments Incorporated                                                                            124,800        5,616,000
                                                                                                                           ---------

Pollution Control:                                 1.1%
  Waste Management, Inc.                                                                                    174,600        4,801,500
                                                                                                                           ---------

Oil/Oil Service:                                   6.2%
  Occidental Petroleum Corporation                                                                          296,550        8,692,622
  Unocal Corporation                                                                                        172,050        6,677,691
  USX-Marathon Group                                                                                        277,200        9,355,500
  The Williams Companies, Inc.                                                                              123,400        3,501,475
                                                                                                                           ---------
     Oil/Oil Service total                                                                                                28,227,288

Containers:                                        3.8%
  Owens-Illinois, Inc.***                                                                                   455,600       17,284,325
                                                                                                                          ----------



                                                  CAPITAL APPRECIATION STOCK FUND OF ULTRA SERIES FUND
                                                          Investments in Securities (Continued)
                                                                    December 31, 1997


CAPITAL APPRECIATION STOCK                         % Net
FUND INVESTMENTS, CONTINUED:                      Assets                                                     Shares           Value
Chemicals:                                         3.5%
  The Dow Chemical Company                                                                                   48,000       $4,872,000
  Kerr-Mcgee Corporation                                                                                      77,300       4,894,056
  Praxair Inc                                                                                                134,500       6,052,500
                                                                                                                           ---------
     Chemicals total                                                                                                      15,818,556

Transportation:                                    2.6%
  Delta Air Lines, Inc.                                                                                       31,350       3,730,650
  Federal Express Corporation***                                                                              75,800       4,628,538
  Midwest Express Holdings, Inc.***                                                                           92,450       3,588,215
                                                                                                                           ---------
     Transportation total                                                                                                 11,947,403

Telecommunications:                                8.8%
  AirTouch Communications, Inc.***                                                                           343,550      14,278,796
  Cox Communications, Inc.***                                                                                246,800       9,887,425
  U.S. WEST Media Group***                                                                                   546,500      15,780,188
                                                                                                                           ---------
     Telecommunications total                                                                                             39,946,409

Utilities-Telephone:                               2.2%
  Ameritech Corporation                                                                                       61,400       4,942,700
  Bell Atlantic Corporation                                                                                   54,650       4,973,150
                                                                                                                           ---------
     Utilities-Telephone total                                                                                             9,915,850

Utilities-Electric:                                0.7%
  PG& E Corporation                                                                                          108,450       3,300,947
                                                                                                                           ---------

Diversified Companies:                             2.3%
  Rockwell International Corporation                                                                          90,725       4,740,381
  Sonat, Inc.                                                                                                126,200       5,773,650
                                                                                                                           ---------
     Diversified Companies total                                                                                          10,514,031

Miscellaneous:                                     2.3%
  Interim Services, Inc.***                                                                                  406,800      10,525,950
                                                                                                                           ---------

     TOTAL COMMON STOCKS
     (COST: $381,126,615)                                                                                               $435,141,728
                                                                                                                         -----------

     TOTAL INVESTMENTS, CAPITAL APPRECIATION
     STOCK FUND (COST:$404,240,049)**                                                                                   $458,255,162
                                                                                                                         ===========


See accompanying notes to investments in securities.

     *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At December 31, 1997, the cost of securities for federal income tax purposes was $404,280,283. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:
  Gross unrealized appreciation.................................... $62,867,872
  Gross unrealized depreciation...................................   (8,892,995)
                                                                     ----------
  Net unrealized appreciation...................................... $53,974,878
                                                                     ==========
Tax cost and appreciation differ from the financial statement by $40,234 due to timing of dividend distributions.

***This Security is not income producing.

                                                                 1
                                         GROWTH AND INCOME STOCK FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                         December 31, 1997


GROWTH AND INCOME STOCK                      % Net        Quality      Annualized       Maturity             Par
FUND INVESTMENTS:                           Assets        Rating*         Yield           Date             Amount            Value
                                            ------        -------         -----           ----             ------            -----

Short-Term Investments:
Commercial Paper/Savings:                    4.7%
  Anheuser Busch Companies                                A-1/P-1         5.85%       Jan 08, 1998      $3,000,000      $2,996,646
  Associate Corp NA                                       A-1+/P-1        5.68%       Jan 06, 1998       1,500,000       1,498,848
  Associate Corp NA                                       A-1+/P-1        5.83%       Jan 05, 1998       3,500,000       3,497,779
  BellSouth Telecomm Inc                                  A-1+/P-1        5.28%       Jan 13, 1998       2,000,000       1,996,250
  BellSouth Telecomm Inc                                  A-1+/P-1        6.04%       Jan 05, 1998       2,244,000       2,242,516
  Ford Motor Credit Company                               A-1/P-1         5.83%       Feb 02, 1998       2,500,000       2,487,378
  Ford Motor Credit Company                               A-1/P-1         5.94%       Jan 06, 1998       2,756,000       2,753,761
  General Electric Capital Corp                           A-1+/P-1        5.73%       Jan 12, 1998       1,000,000         998,292
  General Electric Capital Corp                           A-1+/P-1        5.74%       Jan 14, 1998       1,000,000         997,978
  General Electric Capital Corp                           A-1+/P-1        5.86%       Jan 14, 1998       2,000,000       1,995,869
  Merrill Lynch & Co Inc                                  A-1+/P-1        5.79%       Feb 02, 1998       1,000,000         994,996
  Merrill Lynch & Co Inc                                  A-1+/P-1        5.86%       Jan 16, 1998       3,000,000       2,992,850
  State Street Bank & Trust                                               5.25%                          2,250,069       2,250,070
                                                                                                                        ----------
     TOTAL COMMERCIAL PAPER/
     SAVINGS, AT COST                                                                                                  $27,703,233
                                                                                                                        ----------

Quasi-Government/Government Sponsored:       0.2%
  Federal Home Loan Discount Notes                        AAA             5.76%       Feb 19, 1998      $1,055,000      $1,046,930
                                                                                                                         ---------

                                             % Net
Long-Term Investments:                      Assets                                                         Shares            Value
Common Stocks:                              94.2%

Foreign Issues:                              2.8%
  Glaxo Wellcome PLC - ADR                                                                                 201,350      $9,639,631
  Philips Electronics N.V.                                                                                 113,700       6,878,850
                                                                                                                         ---------
     Foreign Issues total                                                                                               16,518,481

Forest Products/Paper:                       2.7%
  Georgia-Pacific Corporation                                                                               94,300       5,728,725
  Georgia-Pacific (Timber Grp)***                                                                           78,100       1,771,894
  Kimberly-Clark Corporation                                                                               173,900       8,575,444
                                                                                                                         ---------
     Forest Products/Paper total                                                                                        16,076,063

Insurance:                                   8.3%
  Aetna Inc.                                                                                               192,700      13,597,393
  Allstate Corporation                                                                                     183,684      16,692,283
  Everest Reinsurance Holdings, Inc.                                                                       142,350       5,871,937
  Travelers Group, Inc.                                                                                    242,724      13,076,755
                                                                                                                         ---------
     Insurance total                                                                                                    49,238,368

Banks:                                       3.7%
  Banc One Corporation                                                                                     233,100      12,660,244
  Bankers Trust New York Corporation                                                                        81,100       9,118,681
                                                                                                                         ---------
     Banks total                                                                                                        21,778,925

Investment Banking/Brokerage:                2.4%
  A. G. Edwards, Inc.                                                                                      153,050       6,083,738
  Morgan Stanley, Dean Witter, Discover
     and Co.                                                                                               133,000       7,863,625
                                                                                                                         ---------
     Investment Banking/Brokerage total                                                                                 13,947,363

Drugs/Health Care:                           7.8%
  American Home Products Corporation                                                                       192,100      14,695,650
  Bristol-Myers Squibb Company                                                                             170,400      16,124,100
  Pharmacia and Upjohn, Inc.                                                                               139,200       5,098,200
  Tenet Healthcare Corporation                                                                             300,300       9,947,438
                                                                                                                         ---------
     Drugs/Health Care total                                                                                            45,865,388

Retail - Department:                         1.6%
  Sears, Roebuck & Co.                                                                                     205,300       9,289,825
                                                                                                                         ---------



                                         GROWTH AND INCOME STOCK FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                         December 31, 1997


GROWTH AND INCOME STOCK                         % Net
FUND INVESTMENTS, CONTINUED:                    Assets                                                     Shares          Value
Retail - Discount:                              2.4%
  Wal-Mart Stores, Inc.                                                                                    354,200     $13,968,763
                                                                                                                         ---------

Retail - Drug:                                  1.2%
  CVS Corporation                                                                                          112,653       7,216,833
                                                                                                                         ---------

Retail - Grocery:                               0.6%
  American Stores Company                                                                                  158,000       3,248,875
                                                                                                                         ---------

Media:                                          1.3%
  Cox Communications, Inc.***                                                                              192,300       7,704,019
                                                                                                                         ---------

Foods - Products & Service:                     7.6%
  General Mills, Inc.                                                                                      141,200      10,113,450
  Nabisco Holdings Corporation-Class A                                                                     325,800      15,780,937
  Sara Lee Corporation                                                                                     200,700      11,301,918
  Tyson Foods, Inc. - Class A                                                                              382,725       7,845,863
                                                                                                                         ---------
     Foods - Products & Service total                                                                                   45,042,168

Auto-Related:                                   1.7%
  Echlin Inc.                                                                                              147,300       5,330,419
  General Motors Corporation                                                                                81,150       4,919,719
                                                                                                                         ---------
     Auto-Related total                                                                                                 10,250,138

Office Equipment/Computers:                     8.9%
  Computer Associates International, Inc.                                                                  252,000      13,324,500
  EMC Corporation***                                                                                       554,100      15,203,118
  Hewlett-Packard Company                                                                                  110,400       6,900,000
  International Business Machines Corporation                                                              165,400      17,294,638
                                                                                                                         ---------
     Office Equipment/Computers total                                                                                   52,722,256

Electronics:                                    2.9%
  Motorola, Inc.                                                                                           122,300       6,978,744
  Texas Instruments Incorporated                                                                           219,400       9,873,000
                                                                                                                         ---------
     Electronics total                                                                                                  16,851,744

Aerospace/Defense:                              1.4%
  United Technologies Corporation                                                                          114,500       8,337,031
                                                                                                                         ---------

Pollution Control:                              1.1%
  Waste Management, Inc.                                                                                   240,550       6,615,125
                                                                                                                         ---------

Oil/Oil Service:                                8.9%
  Amoco Corporation                                                                                         61,800       5,260,725
  Exxon Corporation                                                                                        141,200       8,639,675
  Occidental Petroleum Corporation                                                                         221,750       6,500,047
  Texaco, Inc.                                                                                             103,600       5,633,250
  Unocal Corporation                                                                                       198,750       7,713,984
  USX-Marathon Group                                                                                       281,650       9,505,688
  The Williams Companies, Inc.                                                                             325,800       9,244,575
                                                                                                                         ---------
     Oil/Oil Service total                                                                                              52,497,944

Containers:                                     3.5%
  Crown Cork & Seal Company, Inc.                                                                          180,000       9,022,500
  Owens-Illinois, Inc.***                                                                                  309,500      11,741,656
                                                                                                                         ---------
     Containers total                                                                                                   20,764,156

Chemicals:                                      4.4%
  Dexter Corporation                                                                                       246,700      10,654,356
  The Dow Chemical Company                                                                                 148,750      15,098,125
                                                                                                                         ---------
     Chemicals total                                                                                                    25,752,481



                                         GROWTH AND INCOME STOCK FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                         December 31, 1997


GROWTH AND INCOME STOCK                      % Net
FUND INVESTMENTS, CONTINUED:                Assets                                                         Shares            Value
Transportation:                              1.0%
  Delta Air Lines, Inc.                                                                                     48,950      $5,825,050
                                                                                                                         ---------

Railroad Equipment:                          1.8%
  Burlington Northern Santa Fe
    Corporation                                                                                             56,400       5,241,675
  Norfolk Southern Corporation                                                                             182,200       5,614,038
                                                                                                                         ---------
     Railroad Equipment total                                                                                           10,855,713

Telecommunications:                          6.8%
  AirTouch Communications, Inc.***                                                                         207,100       8,607,594
  Harris Corporation                                                                                       159,800       7,330,825
  Sprint Corporation                                                                                       145,500       8,529,937
  U.S. WEST Media Group                                                                                    545,200      15,742,650
                                                                                                                         ---------
     Telecommunications  total                                                                                          40,211,006

Utilities-Telephone:                         4.1%
  Ameritech Corporation                                                                                    112,950       9,092,475
  Bell Atlantic Corporation                                                                                 85,850       7,812,350
  GTE Corporation                                                                                          142,450       7,443,013
                                                                                                                         ---------
     Utilities-Telephone total                                                                                          24,347,838

Utilities-Electric:                          2.5%
  Duke Energy Company                                                                                       75,100       4,158,663
  Northern States Power Company                                                                             61,000       3,553,250
  PG&E Corporation                                                                                         232,300       7,070,631
                                                                                                                         ---------
     Utilities-Electric total                                                                                           14,782,544

Diversified Companies:                       2.8%
  Rockwell International Corporation                                                                       177,880       9,294,230
  General Signal Corporation                                                                               169,000       7,129,688
                                                                                                                         ---------
     Diversified Companies total                                                                                        16,423,918

     TOTAL COMMON STOCKS
     (COST: $432,760,587)                                                                                             $556,132,014
                                                                                                                       -----------

     TOTAL INVESTMENTS, GROWTH AND
     INCOME STOCK FUND
         (COST: $461,510,749)**                                                                                       $584,882,177
                                                                                                                       ===========

See accompanying notes to investments in securities.

     *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At December 31, 1997, the cost of securities for federal income tax purposes was $461,510,749. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:
     Gross unrealized appreciation................................$131,689,818
     Gross unrealized depreciation............  ....................(8,318,391)
                                                                   -----------
     Net unrealized appreciation..................................$123,371,427
                                                                   ===========

***This Security is not income producing.


                                                 BALANCED FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                         December 31, 1997


                                                       % Net   Quality   Annualized     Maturity          Par
BALANCED FUND INVESTMENTS:                            Assets   Rating*      Yield         Date          Amount         Value
                                                      ------   -------      -----         ----          ------         -----
Short-Term Investments:
Commercial Paper/Savings:                              7.2%
  Associate Corp of North America                              A-1+/P-1     5.82%     Jan 27, 1998   $1,500,000   $1,493,847
  CIT Group Holdings                                           A-1/P-1      5.71%     Feb 03, 1998    2,000,000    1,989,825
  Ford Motor Credit Corporation                                A-1/P-1      5.99%     Jan 05, 1998    4,000,000    3,994,184
  General Electric Capital Corporation                         A-1+/P-1     5.81%     Jan 22, 1998    5,000,000    4,987,228
  Interstate Power                                             A-1/P-1      6.01%     Jan 29, 1998    2,000,000    1,990,822
  Merrill Lynch & Co., Inc                                     A-1+/P-1     5.82%     Feb 27, 1998    4,000,000    3,985,653
  Walt Disney Company                                          A-1/P-1      5.70%     Jan 02, 1998    2,000,000    1,999,690
  State Street Bank & Trust                                                 5.25%                     1,710,242    1,710,243
                                                                                                                  ----------
     TOTAL COMMERCIAL PAPER/
     SAVINGS, AT COST                                                                                            $22,151,492
                                                                                                                  ----------

                                                       % Net   Quality     Coupon       Maturity          Par
U.S. Government & Agency Bonds:                       Assets   Rating*      Rate          Date          Amount         Value
                                                      ------   -------      ----          ----          ------         -----
Government Guaranteed:                                 7.1%
  Government National Mortgage Assn.-97-8 PK****               AAA          7.500     Apr 16, 2026   $5,170,266   $1,625,263
  U.S. Treasury Notes                                          AAA          8.500     Feb 15, 2000      500,000      527,969
  U.S. Treasury Notes                                          AAA          7.500     Nov 15, 2001    1,000,000    1,060,938
  U.S. Treasury Notes                                          AAA          7.875     Apr 15, 1998    1,000,000    1,007,188
  U.S. Treasury Notes                                          AAA          5.500     Apr 15, 2000      500,000      498,282
  U.S. Treasury Notes                                          AAA          7.125     Sep 30, 1999      900,000      921,657
  U.S. Treasury Notes                                          AAA          5.875     Feb 15, 2004      950,000      958,907
  U.S. Treasury Notes                                          AAA          5.750     Aug 15, 2003      800,000      801,000
  U.S. Treasury Notes                                          AAA          6.500     May 15, 2005    1,100,000    1,147,094
  U.S. Treasury Notes                                          AAA          6.500     Aug 15, 2005      700,000      730,626
  U.S. Treasury Notes                                          AAA          5.875     Nov 15, 2005    7,350,000    7,391,351
  U.S. Treasury Notes                                          AAA          6.250     Feb 15, 2007    5,000,000    5,162,505
                                                                                                                  ----------
     TOTAL GOVERNMENT GUARANTEED
     (COST: $21,704,168)                                                                                         $21,832,780
                                                                                                                  ----------

Quasi-Government/Government Sponsored:                17.1%
  Federal Home Loan Bank-CPI Floating Rate                     AAA          5.421     Feb 20, 2007   $5,000,000   $4,778,950
  Federal Home Loan Mortgage Corp. 1455 HA                     AAA          7.900     Jun 15, 2021    3,344,000    3,641,338
  Federal Home Loan Mortgage Corp. 1378 H                      AAA         10.000     Jan 15, 2021    2,250,000    2,561,834
  Federal Home Loan Mortgage Corp.-GNMA 4-B                    AAA          6.500     Nov 25, 2002    4,500,000    4,526,046
  Federal Home Loan Mortgage Corp.                             AAA          6.440     Jan 28, 2000      250,000      253,059
  Federal Home Loan Mortgage Corp.-1992 PH****                 AAA          7.000     Sep 15, 2027    2,000,000      818,550
  Federal Home Loan Mortgage Corp.-1978 AD                     AAA          7.000     Apr 15, 2025    2,045,655    2,042,049
  FNMA Pass Through Cert.                                      AAA          8.000     Feb 01, 2002       68,685       70,371
  Federal National Mortgage Assn.-89-82 G                      AAA          8.400     Nov 25, 2019    1,600,000    1,690,117
  Federal National Mortgage Assn.-Strip 282-2****              AAA          7.000     Sep 01, 2025    7,513,262    2,239,118
  Federal National Mortgage Assn.-97-59 J****                  AAA          8.000     July 18, 2027   8,000,000    2,806,840
  Federal National Mortgage Assn.-97-29 PL****                 AAA          7.500     Aug 18, 2026    8,000,000    3,249,384
  Federal National Mortgage Assn.-93-62 D                      AAA          7.000     Jun 25, 2021    4,000,000    4,027,788
  Federal National Mortgage Assn.-96-M6  G                     AAA          7.750     Sep 17, 2023    4,000,000    4,222,520
  Federal National Mortgage Assn.-91-137 H                     AAA          7.000     Oct 25, 2021    4,000,000    4,052,332
  Federal National Mortgage Assn.-G93-8 PG                     AAA          6.500     July 25, 2018   2,000,000    2,000,620
  Federal National Mortgage Assn.-97-48 C                      AAA          6.500     July 18, 2027   3,572,274    3,545,665
  Federal National Mortgage Assn.-97-57 PT****                 AAA          8.000     Mar 18, 2024    8,000,000    2,256,976
  Federal Home Loan Mortgage Corp.-Strip 183 IO****            AAA          7.000     Apr 01, 2027    7,805,793    2,357,857
  Federal National Mortgage Assn.-Strip 272-2****              AAA          7.500     July 01, 2026   7,278,272    1,865,021
                                                                                                                   ----------
     TOTAL QUASI-GOVERNMENT/GOVERNMENT
     SPONSORED (COST: $53,322,686)                                                                                $53,006,435
                                                                                                                   ----------

Non-U.S. Government Bonds:

Sovereign Issues:                                      3.8%
  Argentina Global Bond                                        BA-3/BB      8.375     Dec 20, 2003   $4,250,000   $4,048,125
  Brazil - Global                                              B-1/BB-      8.875     Nov 05, 2001    2,500,000    2,475,000
  Columbia, Republic                                           BAA-3/BBB-   7.250     Feb 23, 2004    3,000,000    2,845,956
  Ministry of Finance - Russia                                 Ba-2/BB-    10.000     Jun 26, 2007    2,500,000    2,322,500
                                                                                                                  ----------
     TOTAL SOVEREIGN ISSUES (COST: $12,238,117)                                                                  $11,691,581
                                                                                                                  ----------


                                                 BALANCED FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                         December 31, 1997


BALANCED FUND INVESTMENTS,                             % Net    Quality     Coupon     Maturity        Par
CONTINUED:                                            Assets    Rating*      Rate        Date         Amount        Value
                                                      ------    -------      ----        ----         ------        -----
U.S Corporate Bonds:                                  17.3%

Building Materials:                                    0.1%
  Stanley Works                                                A-2/A        7.375     Dec 15, 2002     $250,000     $263,287
                                                                                                                    --------

Drug/Health Care:                                      0.7%
  Abbott Laboratories, Inc.                                    AA-1/AAA     6.800     May 15, 2005      500,000      522,142
  American Home Products, Corp.                                A-2/A        7.700     Feb 15, 2000    1,050,000    1,083,818
  Bergen Brunswig                                              BAA-1/A-     7.250     Jun 01, 2005      500,000      522,049
  Bergen Brunswig                                              BAA-1/A-     7.375     Jan 15, 2003      113,000      117,995
                                                                                                                   ---------
     Drug/Health Care total                                                                                        2,246,004

Electronics:                                           0.4%
  Motorola Inc                                                 AA-3/AA      6.500     Sep 01, 2025       50,000       52,134
  Raytheon Co.                                                 BAA-1/BBB    6.500     Jul 15, 2005      530,000      533,380
  Texas Instruments, Inc.                                      A-3/A        9.000     Mar 15, 2001      500,000      541,729
                                                                                                                   ---------
     Electronics total                                                                                             1,127,243

Forest Products/Paper:                                 1.3%
  Champion International Corp.                                 BAA-1/BBB    9.875     Jun 01, 2000      250,000      270,506
  Champion International Corp.                                 BAA-1/BBB    7.100     Sep 01, 2005    1,570,000    1,628,640
  International Paper                                          A-3/A-       7.875     Aug 01, 2006      500,000      545,132
  Kimberly Clark Corp.                                         AA-2/AA      9.000     Aug 01, 2000      750,000      803,219
  Weyerhaeuser Company                                         A-2/A        8.375     Feb 15, 2007      800,000      911,958
                                                                                                                   ---------
     Forest Products/Paper total                                                                                   4,159,455

Hospital Management/Supplies:                          0.3%
  Baxter International, Inc.                                   A-3/A        7.625     Nov 15, 2002      250,000      263,861
  Columbia/HCA Healthcare Corporation                          BAA-2/BBB    6.910     Jun 15, 2005      700,000      684,779
                                                                                                                   ---------
     Hospital Management/Supplies total                                                                              948,640

Insurance/Casualty:                                    0.5%
  Equitable Life Assoc                                         A-2/A        6.950     Dec 01, 2005    1,050,000    1,070,702
  Lincoln National Corp.                                       A-2/A        7.250     May 15, 2005      500,000      519,633
                                                                                                                   ---------
     Insurance/Casualty total                                                                                      1,590,335

Investment Banking/Brokerage:                          2.0%
  Donaldson, Lufkin Jenrette, Inc.                             A-3/A-       6.875     Nov 01, 2005      300,000      304,588
  Donaldson, Lufkin Jenrette, Inc.                             A-3/A-       5.625     Feb 15, 2016      520,000      513,985
  Merrill Lynch & Co., Inc.                                    AA-3/AA-     6.250     Jan 15, 2006      650,000      639,939
  Merrill Lynch & Co., Inc.                                    AA-3/AA-     7.000     Mar 15, 2006    1,000,000    1,030,348
  Paine Webber Group                                           BAA-1/BBB+   6.750     Feb 01, 2006    1,000,000    1,004,972
  Salomon Inc.                                                 A-2/A        7.125     Aug 01, 1999    1,000,000    1,015,580
  Salomon Inc.                                                 A-2/A        7.200     Feb 01, 2004    1,500,000    1,553,409
                                                                                                                   ---------
     Investment Banking/Brokerage total                                                                            6,062,821

Finance Co. - Consumer Loan:                           0.5%
  American General Finance                                     A-2/A+       7.125     Dec 01, 1999      500,000      509,439
  Household Finance Co.                                        A-2/A        7.125     Sep 01,2005       500,000      517,997
  Norwest Financial Inc.                                       AA-3/AA-     7.875     Feb 15, 2002      500,000      530,507
                                                                                                                   ---------
     Finance Co. - Consumer Loan total                                                                             1,557,943

Mortgage Related Securities:                           0.5%
  Prudential Home Funding                                      AAA          6.050     Apr 25, 2024    1,500,000    1,398,930
                                                                                                                   ---------

Media:                                                 0.3%
  Cox Communications                                           BAA-2/A-     6.875     Jun 15, 2005      500,000      512,917
  McGraw-Hill, Inc.                                            A-1          9.430     Sep 01, 2000      250,000      269,239
                                                                                                                   ---------
     Media total                                                                                                     782,156

Publishing-News:                                       0.2%
  Knight Ridder, Inc.                                          A-3/A        8.500     Sep 01, 2001      500,000      518,935
                                                                                                                   ---------



                                                 BALANCED FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                         December 31, 1997


BALANCED FUND INVESTMENTS,                   % Net        Quality        Coupon         Maturity             Par
CONTINUED:                                  Assets        Rating*         Rate            Date              Amount           Value
                                            ------        -------         ----            ----              ------           -----
Retail-Department:                           0.2%
  Dayton Hudson Corp.                                     BAA-1/BBB+      9.750       Nov 01, 1998        $500,000        $514,127
                                                                                                                         ---------

Beverage/Confect/Tobacco:                    0.1%
  Pepsico Inc.                                            A-1/A           6.125       Jan 15, 1998         250,000         250,648
                                                                                                                         ---------

Auto-Related:                                1.3%
  Borg-Warner Automotive                                  BAA-2/BBB+      7.000       Nov 01, 2006       1,150,000       1,187,162
  Ford Motor Company                                      A-1/A           7.500       Nov 15, 1999         500,000         512,553
  Ford Motor Company                                      A-1/A           7.250       Oct 01, 2008       2,000,000       2,127,636
  General Motors Corporation                              A-3/A-          7.000       Jun 15, 2003         300,000         310,726
                                                                                                                         ---------
     Auto-Related total                                                                                                  4,138,077

Hotel & Motel:                               0.4%
  Marriott International, Inc.                            BAA-1/BBB+      7.125       Jun 01, 2007       1,050,000       1,095,304
                                                                                                                         ---------

Electric Household Appliances:               0.1%
  Maytag Corporation                                      BAA-1/BBB+      9.750       May 15, 2002         250,000         282,138
                                                                                                                         ---------

Finance-Diversified:                         1.7%
  Associate Corp of N America                             AA-3/AA-        5.250       Sep 01, 1998          40,000          39,822
  Dow Capital B.V.                                        A-1/A           7.125       Jan 15, 2003         250,000         259,379
  Ford Motor Credit                                       A-1/A           6.125       Jan 09, 2006       1,000,000         978,051
  General Motors Acceptance Corp                          A-3/A-          6.450       Apr 15, 1999       2,900,000       2,912,882
  U.S. West Capital Funding                               BAA-1/BBB+      6.750       Oct 01, 2005       1,000,000       1,008,534
                                                                                                                         ---------
     Finance-Diversified total                                                                                           5,198,668

Engineering/Construction Services:           0.3%
  Foster Wheeler Corp.                                    BAA-2/BBB       6.750       Nov 15, 2005       1,020,000       1,025,204
                                                                                                                         ---------

Machinery/Tools:                             0.4%
  Giddings & Lewis                                        BA-1            7.500       Oct 01, 2005         500,000         521,974
  Ingersoll Rand Company                                  A-3/A-          6.480       Jun 01. 2025         700,000         719,376
                                                                                                                         ---------
     Machinery/Tools total                                                                                               1,241,350

Office Equipment/Computers:                  0.1%
  Xerox Corporation                                       A-2/A           7.150       Aug 01, 2004         300,000         314,215
                                                                                                                         ---------

Oil/Oil Service:                             0.5%
  Enron Corp.                                             BAA-2/BBB+      7.625       Sep 10, 2004         500,000         530,464
  Mobil Corporation                                       AA-2/AA         8.375       Feb 12, 2001         500,000         532,500
  Union Oil California                                    BAA-1/BBB+      7.200       May 15, 2005         500,000         522,040
                                                                                                                         ---------
     Oil/Oil Service total                                                                                               1,585,004

Chemicals:                                   0.4%
  PPG Industries, Inc.                                    A-1/A           6.875       Aug 01, 2005         500,000         521,446
  Union Carbide Corporation                               BAA-2/BBB       6.790       Jun 01, 2025         700,000         725,847
                                                                                                                         ---------
     Chemicals total                                                                                                     1,247,293

Specialty Chemicals:                         0.2%
  Praxair, Inc.                                           A-3/BBB+        6.850       Jun 15, 2005         500,000         515,597
                                                                                                                         ---------

Transportation:                              2.4%
  American Airlines                                       A-3/BBB         8.040       Sep 16, 2011       1,000,000       1,077,780
  Burlington Northern Inc.                                BAA-2/BBB       7.400       May 15, 1999         500,000         508,761
  Delta Air Lines                                         BAA-1/BBB       8.540       Jan 02, 2007       1,478,492       1,592,826
  Federal Express                                         A-3/BBB+        7.850       Jan 30, 2015         983,319       1,071,346
  Federal Express                                         A-3/BBB+        7.890       Sep 23, 2008         500,000         533,535
  Golden State Petroleum Transport Corp.                  AA-2            8.040       Feb 01, 2019       2,000,000       2,143,428
  United Airlines                                         Baa-1/BBB       9.020       Apr 19, 2012         462,541         534,813
                                                                                                                         ---------
     Transportation total                                                                                                7,462,489


                                                 BALANCED FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                         December 31, 1997


BALANCED FUND INVESTMENTS,                   % Net        Quality        Coupon         Maturity             Par
CONTINUED:                                  Assets        Rating*         Rate            Date              Amount           Value
                                            ------        -------         ----            ----              ------           -----
Aerospace/Defense:                           0.6%
  Lockheed Martin                                         A-3/BBB+        6.850       May 15, 2001      $1,250,000      $1,270,875
  Rockwell International Corp.                            A-1/AA+         7.625       Feb 17, 1998         500,000         500,961
                                                                                                                         ---------
     Aerospace/Defense total                                                                                             1,771,836

Utilities-Telephone:                         0.6%
  Alltel Corporation                                      A-2/A+          7.250       Apr 01, 2004         500,000         523,121
  BellSouth Telecommunications, Inc.                      AAA/AAA         6.500       Jun 15, 2005         350,000         357,087
  GTE-California                                          AA-3/AA-        6.250       Jan 15, 1998         250,000         250,026
  GTE Corporation                                         BAA-1/A         9.100       Jun 01, 2003         500,000         562,578
  Northwestern Bell Telephone Co.                         AA-3/A          9.500       May 01, 2000         250,000         268,769
                                                                                                                         ---------
     Utilities-Telephone total                                                                                           1,961,581

Utilities-Electric:                          1.0%
  Consolidated Edison of New York, Inc.                   A-1/A+          6.250       Apr 01, 1998         300,000         300,222
  Midwest Power Systems                                   A-2/AA-         7.125       Feb 01, 2003         250,000         260,116
  Pacific Gas & Electric Co.                              A-1/AA-         6.250       Aug 01, 2003         300,000         300,604
  Pacificorp                                              A-2/A           6.750       Apr 01, 2005         500,000         510,954
  System Energy Resources                                 BAA-3/BBB-      7.625       Apr 01, 1999       1,100,000       1,119,790
  Wisconsin Public Service, Inc.                          AA-2/AA+        7.300       Oct 01, 2002         500,000         525,360
                                                                                                                         ---------
     Utilities-Electric total                                                                                            3,017,046

Utilities-Natural Gas Pipeline:              0.1%
  Burlington Resources Inc.                               A-3/A-          9.625       Jun 15, 2000         250,000         269,712
  Southern Cal Gas Co                                     A-1/AA-         5.250       Mar 01, 1998          20,000          19,981
                                                                                                                         ---------
     Utilities-Natural Gas Pipeline total                                                                                  289,693

Diversified Companies:                       0.1%
  Whitman Corporation                                     BAA-2/BBB+      7.500       Feb 01, 2003         300,000         315,538
                                                                                                                         ---------

     TOTAL U.S. CORPORATE BONDS,
     AT COST: ($50,975,878)                                                                                            $52,881,547
                                                                                                                        ----------

NON - U.S. CORPORATE BONDS:                  0.2%

  Shell Canada, Ltd.                                      AA-2/AA         8.875       Jan 14, 2001        $500,000        $539,125

     TOTAL NON - U.S. CORPORATE BONDS,
     AT COST: ($505,991)                                                                                                  $539,125
                                                                                                                         ---------


                                             % Net
                                            Assets                                                         Shares            Value
Common Stocks:                               47.8%

Foreign Issues:                              1.7%
  Glaxo Wellcome PLC - ADR                                                                                  38,150      $1,826,431
  Philips Electronics N.V.                                                                                  18,500       1,119,250
  Telefonos deMexico  SP ADR Cl L                                                                           39,000       2,186,438
                                                                                                                         ---------
     Foreign Issues total                                                                                                5,132,119

Building Materials:                          0.9%
  Raychem Corporation                                                                                       62,600       2,695,713
                                                                                                                         ---------

Forest Products/Paper:                       1.1%
  Georgia-Pacific Corporation                                                                               26,400       1,603,800
  Georgia-Pacific (Timber Grp)***                                                                           19,800         449,213
  Willamette Industries, Inc.                                                                               44,500       1,432,344
                                                                                                                         ---------
     Forest Products/Paper total                                                                                         3,485,357




                                                 BALANCED FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                         December 31, 1997


BALANCED FUND INVESTMENTS,                   % Net
CONTINUED:                                  Assets                                                         Shares            Value
Insurance:                                   3.9%
  Aetna Inc.                                                                                                43,400      $3,062,413
  Allstate Corporation                                                                                      41,557       3,776,492
  Everest Reinsurance Holdings, Inc.                                                                        38,500       1,588,125
  Travelers Group, Inc.                                                                                     68,986       3,716,621
                                                                                                                         ---------
     Insurance total                                                                                                    12,143,651

Banks:                                       1.4%
  Banc One Corporation                                                                                      42,300       2,297,419
  Bankers Trust New York Corporation                                                                        17,800       2,001,388
                                                                                                                         ---------
     Banks total                                                                                                         4,298,807

Investment Banking/Brokerage:                1.3%
  A. G. Edwards, Inc.                                                                                       54,600       2,170,350
  Morgan Stanley, Dean Witter, Discover
     and Co.                                                                                                29,400       1,738,275
                                                                                                                         ---------
     Investment Banking/Brokerage total                                                                                  3,908,625

Drugs/Health Care:                           4.0%
  American Home Products Corporation                                                                        45,700       3,496,050
  Bristol-Myers Squibb Company                                                                              40,200       3,803,925
  Centocor, Inc.***                                                                                         30,200       1,004,150
  MedPartners, Inc.***                                                                                      39,188         876,832
  Pharmacia & Upjohn, Inc.                                                                                  42,700       1,563,888
  United Healthcare Corp.                                                                                   32,300       1,604,906
                                                                                                                         ---------
     Drugs/Health Care total                                                                                            12,349,751

Hospital Management/Supplies:                0.6%
  Columbia/HCA Healthcare Corporation                                                                       58,450       1,731,581
                                                                                                                         ---------

Retail-Deptarment:                           1.3%
  Dayton Hudson Corporation                                                                                 30,400       2,052,000
  Sears, Roebuck & Co.                                                                                      45,700       2,067,925
                                                                                                                         ---------
     Retail-Deptarment  total                                                                                            4,119,925

Retail - Discount:                           0.8%
  Wal-Mart Stores, Inc.                                                                                     66,200       2,610,763
                                                                                                                         ---------

Retail - Drug:                               0.8%
  CVS Corporation                                                                                           37,126       2,378,384
                                                                                                                         ---------

Retail - Grocery:                            0.7%
  Safeway Inc.***                                                                                           36,300       2,295,975
                                                                                                                         ---------

Media:                                       2.0%
  Cognizant Corporation                                                                                     31,300       1,394,806
  Cox Communications, Inc.***                                                                               66,700       2,672,169
  PRIMEDIA Inc.***                                                                                         171,500       2,165,188
                                                                                                                         ---------
     Media total                                                                                                         6,232,163

Foods-Food Products:                         3.4%
  General Mills, Inc.                                                                                       31,400       2,249,025
  Nabisco Holdings Corp. - Class A                                                                          88,200       4,272,188
  Sara Lee Corp.                                                                                            34,800       1,959,675
  Tyson Foods, Inc. - Class A                                                                              104,625       2,144,813
                                                                                                                         ---------
     Foods-Food Products total                                                                                          10,625,701

Auto-Related:                                0.4%
  General Motors Corporation                                                                                21,600       1,309,500
                                                                                                                         ---------

Apparel/Textile:                             0.4%
  Nine West Group, Inc.***                                                                                  42,900       1,112,719
                                                                                                                         ---------



                                                 BALANCED FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                         December 31, 1997


BALANCED FUND INVESTMENTS,                   % Net
CONTINUED:                                  Assets                                                         Shares            Value
Office Equipment/Computers:                  4.8%
  EMC Corporation***                                                                                       127,800      $3,506,513
  Gateway 2000, Inc.***                                                                                     47,200       1,539,900
  International Business Machines
      Corporation                                                                                           41,600       4,349,800
  Seagate Technology, Inc.***                                                                               24,200         465,850
  3Com Corporation***                                                                                       67,600       2,361,775
  Wang Laboratories, Inc.***                                                                               112,500       2,489,063
                                                                                                                         ---------
     Office Equipment/Computers total                                                                                   14,712,901

Electronics:                                 1.9%
  Hewlett-Packard Company                                                                                   25,000       1,562,500
  Micron Technology Inc.***                                                                                 37,450         973,700
  Motorola, Inc.                                                                                            27,600       1,574,925
  Texas Instruments Incorporated                                                                            40,000       1,800,000
                                                                                                                         ---------
     Electronics total                                                                                                   5,911,125

Pollution Control:                           0.5%
  Waste Management, Inc.                                                                                    60,000       1,650,000
                                                                                                                         ---------

Oil/Oil Service:                             4.0%
  Amoco Corporation                                                                                         16,450       1,400,306
  Exxon Corporation                                                                                         32,000       1,958,000
  Occidental Petroleum Corporation                                                                          56,600       1,659,088
  Unocal Corporation                                                                                        86,200       3,345,638
  USX-Marathon Group                                                                                        72,400       2,443,500
  Williams Companies                                                                                        51,200       1,452,800
                                                                                                                         ---------
     Oil/Oil Service total                                                                                              12,259,332

Containers:                                  1.3%
  Owens-Illinois, Inc.***                                                                                  108,500       4,116,219
                                                                                                                         ---------

Chemicals:                                   1.6%
 The Dow Chemical Company                                                                                   20,900       2,121,350
  Kerr-Mcgee Corporation                                                                                    19,200       1,215,600
  Praxair Inc                                                                                               37,000       1,665,000
                                                                                                                         ---------
     Chemicals total                                                                                                     5,001,950

Transportation:                              1.0%
  Delta Air Lines, Inc.                                                                                     10,500       1,249,500
  Federal Express Corp***                                                                                   30,700       1,874,619
                                                                                                                         ---------
     Transportation total                                                                                                3,124,119

Railroad Equipment:                          0.5%
  Norfolk Southern Corporation                                                                              44,900       1,383,481
                                                                                                                         ---------
Telecommunications:                          1.5%
  U.S. WEST Media Group***                                                                                 159,100       4,594,013
                                                                                                                         ---------

Utilities-Telephone:                         3.5%
  AirTouch Communications, Inc.***                                                                          95,850       3,983,766
  Ameritech Corporation                                                                                     26,500       2,133,250
  Bell Atlantic Corporation                                                                                 25,000       2,275,000
  GTE Corporation                                                                                           44,100       2,304,225
                                                                                                                         ---------
     Utilities-Telephone total                                                                                          10,696,241

Utilities-Electric:                          1.0%
  Northern States Power Company                                                                             29,100       1,695,075
  PG&E Company                                                                                              48,050       1,462,522
                                                                                                                         ---------
     Utilities-Electric total                                                                                            3,157,597



                                                 BALANCED FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                         December 31, 1997


BALANCED FUND INVESTMENTS,                   % Net
CONTINUED:                                  Assets                                                         Shares            Value
Diversified Companies:                       1.1%
  Rockwell International Corporation                                                                        32,500      $1,698,125
  United Technologies                                                                                       21,800       1,587,313
                                                                                                                         ---------
     Diversified Companies total                                                                                         3,285,438

Miscellaneous:                               0.6%
  Interim Services, Inc***                                                                                  70,100       1,813,839
                                                                                                                         ---------

     TOTAL COMMON STOCKS,
     AT COST: ($108,237,189)                                                                                          $148,136,979
                                                                                                                       -----------

     TOTAL INVESTMENTS, BALANCED FUND
     AT COST: ($269,135,520)**                                                                                        $310,239,939
                                                                                                                       ===========

See accompanying notes to investments in securities.

       *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

    **At  December  31,  1997,  the cost of  securities  for federal  income tax
purposes  was   $269,135,520.   The  aggregate   unrealized   appreciation   and
depreciation of investments in securities based on this cost were:
 Gross unrealized appreciation.....................................$45,550,324
 Gross unrealized depreciation......................................(4,445,906)
                                                                     ---------
 Net unrealized appreciation.......................................$41,104,418
                                                                    ==========

  ***This security is not income producing.

****This security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.


                                                   BOND FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                         December 31, 1997


                                             % Net        Quality      Annualized       Maturity             Par
BOND FUND INVESTMENTS:                      Assets        Rating*         Yield           Date             Amount            Value
                                            ------        -------         -----           ----             ------            -----
Short-Term Investments:
Government Guaranteed - U.S.:                4.2%
  U.S. Treasury Bill                                      AAA             5.45%       Feb 12, 1998      $8,000,000      $7,950,230
Commercial Paper/Savings:                    1.8%
  Ford Motor Credit Company                               A-1/P-1         6.11%       Jan 02, 1998      $1,000,000        $999,832
  General Electric Capital Corp                           A-1+/P-1        6.54%       Jan 02, 1998         300,000         299,946
  Merrill Lynch & Co Inc                                  A-1+/P-1        6.09%       Jan 02, 1998       2,000,000       1,999,667
  State Street Bank & Trust                                               5.25%                             14,035          14,035
                                                                                                                         ---------
     Total Commercial Paper/Savings                                                                                      3,313,480
                                                                                                                         ---------
     TOTAL SHORT-TERM INVESTMENTS,
     AT COST                                                                                                           $11,263,710
                                                                                                                        ----------
                                             % Net        Quality        Coupon         Maturity             Par
                                            Assets        Rating*         Rate            Date             Amount            Value
U.S. Government & Agency Bonds:              26.5%
Government Guaranteed:                       12.1%
  Government National Mortgage Assn
      - 97-8 PK***                                        AAA             7.500       Apr 16, 2026      $2,000,000        $628,696
  Government National Mortgage
      Association                                         AAA             8.000       Aug 15, 2006          70,203          73,742
  Private Export Funding                                  AAA             5.650       Mar 15, 2003         275,000         273,448
  U.S. Treasury Note                                      AAA             5.750       Aug 15, 2003       5,300,000       5,306,630
  U.S. Treasury Note                                      AAA             5.875       Nov 15, 2005       4,150,000       4,173,348
  U.S. Treasury Note                                      AAA             7.875       Nov 15, 1999       2,000,000       2,077,502
  U.S. Treasury Note                                      AAA             8.000       Aug 15, 1999       1,000,000       1,035,938
  U.S. Treasury                                           AAA             7.500       May 15, 2002       1,000,000       1,068,126
  U.S. Treasury                                           AAA             6.250       Feb 15, 2007       3,000,000       3,097,503
  U.S. Treasury                                           AAA             6.125       Aug 15, 2007       5,000,000       5,140,630
                                                                                                                         ---------
     Government Guaranteed total
     (COST: $22,857,527)                                                                                               $22,875,563
                                                                                                                        ----------
Quasi-Government/Government Sponsored:       14.4%
  Federal Home Loan Bank                                  AAA             5.490       Feb 01, 2001        $200,000        $197,831
  Federal Home Loan Bank                                  AAA             7.020       Jul 06, 1999         100,000         101,781
  Federal Home Loan Bank                                  AAA             7.020       Jul 06, 1999         100,000         104,383
  Federal Home Loan Bank
          -CPI Floating Rate                              AAA             5.421       Feb 20, 2007       2,000,000       1,911,580
  FHLMC Pass Through Cert.                                AAA             8.500       Apr 01, 2001           6,329           6,479
  FHLMC Pass Through Cert.                                AAA             8.500       May 01, 2001          15,807          16,182
  FHLMC Pass Through Cert.                                AAA             8.000       May 01, 2007          31,668          32,819
  Federal Home Loan Mortgage Corp.                        AAA             6.440       Jan 28, 2000         150,000         151,836
  Federal Home Loan Mortgage Corp.
     1455 HA                                              AAA             7.900       Jun 15, 2021         836,000         910,335
  Federal Home Loan Mortgage Corp.
     1378 H                                               AAA            10.000       Jan 15, 2021         750,000         853,945
  Federal Home Loan Mortgage Corp.
     -GNMA 4 B                                            AAA             6.500       Nov 25, 2002       1,174,000       1,180,795
  Federal Home Loan Mortgage Corp.
     -1506 I                                              AAA             6.750       May 15, 2008       2,000,000       2,033,588
  Federal Home Loan Mortgage Corp.
     - 1539 PM                                            AAA             6.500       Jun 15, 2008       2,000,000       2,004,120
  Federal Home Loan Mortgage Corp.
     - 1510 F                                             AAA             6.900       Mar 15, 2013       2,000,000       2,057,536
  Federal Home Loan Mortgage Corp.
     - 1948 IA***                                         AAA             7.500       Mar 15, 2027         561,391         209,399
  Federal Home Loan Mortgage Corp.
     - 1992 PH***                                         AAA             7.000       Sep 15, 2027       4,000,000       1,637,100
  Federal Home Loan Mortgage Corp.
     - 1978 AD                                            AAA             7.000       Apr 15, 2025       1,000,000         998,237
  Federal Home Loan Mortgage Corp.
     - Strip 183 IO***                                    AAA             7.000       Mar 15, 2027       6,830,069       2,063,125
  Federal Home Loan Mortgage Corp.
     - Strip 282 2***                                     AAA             7.000       Sep 01, 2025       1,878,315         559,779
  Federal National Mortgage Association
      89-82 G                                             AAA             8.400       Nov 25, 2019         400,000         422,529
  Federal National Mortgage Association
      96-M6 G                                             AAA             7.750       Sep 17, 2023       1,000,000       1,055,630
  Federal National Mortgage Association
      93-62 D                                             AAA             7.000       Jun 25, 2021       1,000,000       1,006,947
  Federal National Mortgage Association
      91-137 H                                            AAA             7.000       Oct 25, 2021       1,000,000       1,013,083
  Federal National Mortgage Association
      G93-8 PG                                            AAA             6.500       July 25, 2018      1,000,000       1,000,310
  Federal National Mortgage Association
      - 97-48 C                                           AAA             6.500       July 18, 2027        921,877         915,010
  Federal National Mortgage Association                   AAA             5.450       Oct 10, 2003          10,000           9,738
  Federal National Mortgage Association                   AAA             6.850       Apr 05, 2004          45,000          46,952
  Federal National Mortgage Association
      - 97-59 J***                                        AAA             8.000       July 18, 2027      4,000,000       1,403,420
  Federal National Mortgage Association
      - 97-29 PL***                                       AAA             7.500       Aug 18, 2026       4,000,000       1,624,692
  Federal National Mortgage Association
      - 97-57 PT***                                       AAA             8.000       Mar 18, 2024       4,000,000       1,128,488
  Federal National Mortgage Association
      - Strip 272 2***                                    AAA             7.500       Jul 01, 2026       1,819,568         466,255
                                                                                                                         ---------
     Quasi-Government/Government Sponsored total
     (COST: ($27,336,863)                                                                                              $27,123,904
                                                                                                                        ----------


                                                   BOND FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                         December 31, 1997


BOND FUND INVESTMENTS,                       % Net        Quality        Coupon         Maturity             Par
CONTINUED:                                  Assets        Rating*         Rate            Date             Amount            Value
                                            ------        -------         ----            ----             ------            -----
Non - U.S. Government Bonds:                 6.1%
Canadian Provincials:                        4.2%
  Hydro Quebec                                            A-1             8.400       Jan 15, 2022      $1,000,000      $1,181,620
  New Brunswick, Prov                                     A-1             6.750       Aug 15, 2013       2,000,000       2,075,880
  Nova Scotia Prov of                                     A-3             9.735       Jul 15, 2002       1,000,000       1,125,920
  Ontario, Province of                                    AA-3            7.750       Jun 04, 2002       1,000,000       1,064,450
  Quebec Province of                                      A-2             9.125       Mar 01, 2000         250,000         265,208
  Saskatchewan Province of                                A-3             7.125       Mar 15, 2008       2,000,000       2,134,260
                                                                                                                         ---------
     Canadian Provincials total                                                                                          7,847,338

Sovereign Issues:                            1.9%
  Argentina Global Bond                                   BA-3/BB         8.375       Dec 20, 2003         750,000         714,375
  Brazil - Global                                         B-1/BB-         8.875       Nov 05, 2001         500,000         495,000
  Columbia, Republic                                      BAA-3/BBB-      7.250       Feb 23, 2004       2,000,000       1,897,304
  Ministry of Finance - Russia                            BA-2/BB-       10.000       Jun 26, 2007         500,000         464,500
                                                                                                                         ---------
     Sovereign Issues total                                                                                              3,571,179

     TOTAL NON - U.S. GOVERNMENT BONDS
     (COST: $11,496,772)                                                                                               $11,418,517
                                                                                                                        ----------

U.S. Corporate Bonds:                        56.5%
Forest Products/Paper:                       5.6%
  Boise Cascade Corp.                                     BAA-3/BBB-      9.450       Nov 01, 2009        $500,000        $609,403
  Boise Cascade Corp.                                     BAA-3/BBB-      9.875       Feb 15, 2001         500,000         517,909
  Champion International Corp.                            BAA-1/BBB       9.875       Jun 01, 2000         100,000         108,202
  Champion International Corp.                            BAA-1/BBB       7.100       Sep 01, 2005       3,750,000       3,890,063
  Champion International Corp.                            BAA-1/BBB       6.400       Feb 15, 2026       2,000,000       2,021,222
  Chesapeake Corp.                                        BAA-3/BBB       7.200       Mar 15, 2005       1,000,000       1,033,652
  International Paper                                     A-3/A-          7.875       Aug 01, 2006       1,000,000       1,090,264
  Kimberly-Clark Corp.                                    AA-2/AA         9.000       Aug 01, 2000         600,000         642,575
  Scott Paper-Defeased                                    NR             10.000       Mar 01, 2002         500,000         570,887
                                                                                                                         ---------
     Forest Products/Paper total                                                                                        10,484,176

Investment Banking/Brokerage:                9.5%
  Bear Stearns                                            A-2/A           6.750       Apr 15, 2003       1,000,000       1,012,050
  Dean Witter Discover                                    A-1/A+          6.750       Oct 15, 2013       2,500,000       2,499,783
  Dean Witter Discover                                    A-1/A+          6.300       Jan 15, 2006       1,000,000         983,941
  Donaldson, Lufkin, Jenrette, Inc.                       A-3/A-          6.875       Nov 01, 2005         700,000         710,706
  Donaldson, Lufkin, Jenrette, Inc.                       A-3/A-          5.625       Feb 15, 2016       2,480,000       2,451,311
  Lehman Brothers Holdings                                BAA-1/A         7.125       Sep 15, 2003       1,000,000       1,027,365
  Lehman Brothers Holdings                                BAA-1/A         6.306       Sep 10, 2001       1,000,000         998,551
  Merrill Lynch & Co.,  Inc.                              AA-3/AA-        6.250       Jan 15, 2006         350,000         344,583
  Paine Webber Group                                      BAA-1/BBB+      6.750       Feb 01, 2006         700,000         703,480
  Paine Webber Inc.                                       BAA-1/BBB+      7.875       Feb 15, 2003       1,000,000       1,058,878
  Salomon Inc.                                            A-2/A           7.125       Aug 01, 1999         500,000         507,790
  Salomon Inc.                                            A-2/A           7.200       Feb 01, 2004       3,500,000       3,624,621
  Salomon Inc.                                            A-2/A           7.500       Feb 01, 2003       2,000,000       2,098,524
                                                                                                                         ---------
     Investment Banking/Brokerage total                                                                                 18,021,583

Finance Co. - Consumer Loans:                1.0%
  Household Finance Co.                                   A-2/A           7.125       Sep 01, 2005       1,735,000       1,797,450
                                                                                                                         ---------

Finance/Insurance:                           0.4%
  Equitable Life Assurance                                A-2/A           6.950       Dec 01, 2005         792,000         807,615
                                                                                                                         ---------

Finance - Diversified:                       2.5%
  Ameritech Capital                                       AA-3/AA+        7.500       Apr 01, 2005       2,000,000       2,147,254
  Dow Capital                                             A-1/A           7.125       Jan 15, 2003         900,000         933,765
  General Motors Acceptance Corporation                   A-3             6.450       Apr 15, 1999       1,045,000       1,049,642
  U.S. West Capital Funding                               BAA-1/BBB+      6.750       Oct 01, 2005         500,000         504,267
                                                                                                                         ---------
     Finance - Diversified total                                                                                         4,634,928




                                                   BOND FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                         December 31, 1997


BOND FUND INVESTMENTS,                       % Net        Quality        Coupon         Maturity             Par
CONTINUED:                                  Assets        Rating*         Rate            Date             Amount            Value
                                            ------        -------         ----            ----             ------            -----
Mortgage Related Securities:                 0.2%
  Prudential Home Funding                                 AAA             6.050       Apr 25, 2024        $500,000        $466,310
                                                                                                                         ---------

Drugs/Health Care:                           0.3%
  American Home Products                                  A-2/A           7.700       Feb 15, 2000         530,000         547,070
                                                                                                                         ---------

Hospital Management/Supplies                 0.2%
  Columbia/HCA Healthcare Corporation                     BAA-2/BBB       6.910       Jun 15, 2005         300,000         293,477
                                                                                                                         ---------

Media:                                       0.1%
  McGraw-Hill, Inc.                                       A-1             9.430       Sep  1, 2000         100,000         107,695
                                                                                                                         ---------

Publishing-News:                             0.3%
  Knight Ridder                                           A-3/A           8.500       Sep 01, 2001         530,000         550,071
                                                                                                                         ---------

Beverage/Confect/Tobacco:                    0.3%
  J Seagram & Sons                                        A-2/A           9.650       Aug 15, 2018         500,000         657,175
                                                                                                                         ---------

Retail-Department:                           0.3%
  Dayton Hudson Corp.                                     BAA-1/BBB+      9.750       Nov 01, 1998         250,000         257,063
  Dayton Hudson Corp.                                     BAA-1/BBB+      7.250       Sep 01, 2004         310,000         323,014
                                                                                                                         ---------
     Retail-Department total                                                                                               580,077

Auto-Related:                                2.7%
  Ford Motor Co.                                          A-1/A           7.500       Nov 15, 1999       1,500,000       1,537,658
  Ford Motor Co.                                          A-1/A           7.250       Oct 01, 2008       1,000,000       1,063,818
  Ford Motor Co.                                          A-1/A           8.875       Apr 01, 2006         500,000         577,576
  General Motors Corp.                                    A-3/A-          7.000       Jun 15, 2003         745,000         771,635
  Hertz Corp                                              A-3/BBB+        9.000       Nov 01, 2009       1,000,000       1,226,303
                                                                                                                         ---------
     Auto-Related total                                                                                                  5,176,990

Hotel & Motel:                               0.3%
  Marriott International, Inc.                            BAA-1/BBB+      7.125       Jun 01, 2007         500,000         521,573
                                                                                                                         ---------

Electronics:                                 2.0%
  Motorola Inc.                                           AA-3/AA         6.500       Sep 01, 2025       1,975,000       2,059,275
  Xerox Corporation                                       A-2/A           7.150       Aug 01, 2004       1,700,000       1,780,553
                                                                                                                         ---------
     Electronics total                                                                                                   3,839,828

Aerospace/Defense:                           0.9%
  Lockheed Martin                                         A-3/BBB+        6.850       May 15, 2001         750,000         762,525
  Lockheed Corp                                           A-3/BBB+        9.375       Oct 15, 1999         500,000         527,410
  Raytheon Co.                                            BAA-1/BBB       6.500       Jul 15, 2005         500,000         503,189
                                                                                                                         ---------
     Aerospace/Defense total                                                                                             1,793,124

Electric Household Appliance:                0.4%
  Maytag Corporation                                      BAA-1/BBB+      9.750       May 15, 2002         600,000         677,132
                                                                                                                         ---------

Engineering/Construction Services:           0.9%
  Foster Wheeler Corp.                                    BAA-2/BBB       6.750       Nov 15, 2005       1,710,000       1,718,723
                                                                                                                         ---------

Machine Tools:                               1.5%
  Giddings & Lewis                                        BA-1            7.500       Oct 01, 2005       2,500,000       2,609,870
  Ingersoll Rand Company                                  A-3/A-          6.480       Jun 01, 2025         300,000         308,304
                                                                                                                         ---------
     Machine Tools total                                                                                                 2,918,174




                                                   BOND FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                         December 31, 1997


BOND FUND INVESTMENTS,                       % Net        Quality        Coupon         Maturity             Par
CONTINUED:                                  Assets        Rating*         Rate            Date             Amount            Value
                                            ------        -------         ----            ----             ------            -----
Oil/Oil Service:                             4.7%
  Baroid Corp                                             AA-3/A          8.000       Apr 15, 2003         $58,000         $62,645
  Coastal Corp                                            BAA-3/BBB-     10.250       Oct 15, 2004       1,000,000       1,201,620
  Enron Corp.                                             BAA-2/BBB+      7.625       Sep 10, 2004       1,500,000       1,591,392
  Enron Corp.                                             BAA-2/BBB+      6.875       Oct 15, 2007       1,500,000       1,526,691
  Lyondell Petrochem                                      BAA-3/BBB-     10.000       Jun 01, 1999         500,000         524,766
  Occidental Peto Bond                                    BAA-2/BBB       9.250       Aug 01, 2019       1,000,000       1,276,388
  Union Oil Co. of California                             BAA-1/BBB+      7.200       May 15, 2005       1,400,000       1,461,712
  Union Oil Co. of California                             BAA-1/BBB+      9.125       Feb 15, 2006       1,000,000       1,169,650
                                                                                                                         ---------
     Oil/Oil Service total                                                                                               8,814,864

Containers:                                  0.5%
  Bemis Co., Inc.                                         A-2/A           6.700       Jul 01, 2005       1,010,000       1,028,088
                                                                                                                         ---------

Chemicals:                                   1.8%
  Union Carbide Corporation                               BAA-2/BBB       6.790       Jun 01, 2025       3,300,000       3,421,849
                                                                                                                         ---------

Transportation:                              7.1%
  American Airlines                                       A-3/BBB         8.040       Sep 16, 2011       2,000,000       2,155,560
  Burlington Northern, Inc.                               BAA-2/BBB       7.400       May 15, 1999         200,000         203,504
  CSX Corp                                                BAA-2/BBB       9.000       Aug 15, 2006       1,800,000       2,086,528
  Delta Air Lines                                         BAA-1/BBB       8.540       Jan 02, 2007         292,674         315,307
  Federal Express                                         A-3/BBB+        7.850       Jan 30, 2015       3,441,617       3,749,711
  Golden State Petroleum Transport                        Ba1/BBB-        8.040       Feb 01, 2019       4,000,000       4,286,856
  Southwest Airlines                                      A-1/A           8.700       Jul 01, 2011          19,455          22,374
  United Airlines                                         Baa-1/BBB       9.020       Apr 19, 2012         462,541         534,813
                                                                                                                         ---------
     Transportation total                                                                                               13,354,653

Railroad Equipment:                          0.2%
  Union Pacific RR                                        Aa-3/A          6.540       Jul 01, 2015         434,739         438,674
                                                                                                                         ---------

Utilities-Telephone:                         4.7%
  BellSouth Telecommunications, Inc.                      AAA/AAA         6.500       Jun 15, 2005         150,000         153,037
  BellSouth Telecommunications, Inc.                      AAA/AAA         6.250       May 15, 2003       1,500,000       1,513,880
  Carolina T&T                                            AA-3/A+         5.750       Aug 15, 2000       1,000,000         992,849
  GTE Corporation                                         BAA-1/A         9.100       Jun 01, 2003       1,000,000       1,125,155
  GTE Corporation                                         BAA-1/A         9.375       Dec 01, 2000         500,000         541,604
  GTE North, Inc.                                         A-1/AA-         6.000       Jan 15, 2004       4,000,000       3,956,208
  Northwestern Bell Telephone Co.                         AA-3/A          9.500       May 01, 2000         600,000         645,044
  Pacific NW Bell Telephone                               AA-3/A          4.375       Sep 01, 2002          35,000          32,503
                                                                                                                         ---------
     Utilities-Telephone total                                                                                           8,960,280

Utilities-Electric:                          5.4%
  Cincinnati Gas & Electric                               A-3/A-          5.800       Feb 15, 1999       1,000,000         997,403
  Commonwealth Edison                                     BAA-2/BBB       7.000       Jul 01, 2005       1,000,000       1,024,427
  Consolidated Edison of New York                         A-1/A+          6.250       Apr 01, 1998         200,000         200,148
  Florida Power                                           A-1             6.720       Jul 01, 2005       2,000,000       2,033,606
  Midwest Power Systems                                   A-2/AA-         7.125       Feb 01, 2003         150,000         156,069
  Niagara Mohawk Power                                    BA-3/BB+        9.250       Oct 01, 2001         500,000         538,008
  Pacificorp                                              A-2/A           6.750       Apr 01, 2005         250,000         255,477
  System Energy Resourses                                 BAA-3/BBB-      7.625       Apr 01, 1999         762,000         775,709
  Wisconsin Power & Light                                 AA-2/AA         7.600       Jul 01, 2005       2,000,000       2,145,968
  Wisconsin Public Service, Inc.                          AA-2/AA+        7.300       Oct 01, 2002       2,000,000       2,101,438
                                                                                                                         ---------
     Utilities-Electric total                                                                                           10,228,253

Utilities-Natural Gas Pipeline:              2.6%
  Burlington Resources, Inc.                              A-3/A-          9.625       Jun 15, 2000         100,000         107,885
  Consolidated Natural Gas                                A-1/AA-         5.875       Oct 01, 1998          50,000          50,014
  El Paso Natural Gas                                     Baa-2/BBB       9.450       Sep 01, 1999         500,000         525,357
  Michigan Consolidated Gas                               A-2/A           8.000       May 01, 2002       2,000,000       2,133,026
  Michigan Consolidated Gas                               A-2/A           5.750       May 01, 2001       1,000,000         989,266
  Southwestern Energy                                     BAA-2/BBB+      6.700       Dec 01, 2005       1,000,000       1,016,697
                                                                                                                         ---------
     Utilities-Natural Gas Pipeline total                                                                                4,822,245

                                                   BOND FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                         December 31, 1997


BOND FUND INVESTMENTS,                       % Net        Quality        Coupon         Maturity             Par
CONTINUED:                                  Assets        Rating*         Rate            Date             Amount            Value
                                            ------        -------         ----            ----             ------            -----
Diversified Companies:                       0.1%
  Whitman Corporation                                     BAA-2/BBB+      7.500       Feb 01, 2003         100,000         105,178
                                                                                                                         ---------

     TOTAL U.S. CORPORATE BONDS
     (COST: $106,058,517)                                                                                             $106,767,256
                                                                                                                       -----------

Non - U.S. Corporate Bonds:                  3.3%
  BHP Finance, Inc.                                       A-2/A           6.420       Mar 01, 2026      $2,000,000      $1,998,054
  Falconbridge Ltd.                                       BAA-2/BBB+      7.350       Nov 01, 2006       2,000,000       2,104,272
  Hanson Overseas                                         A-3/A-          6.750       Sep 15, 2005       2,000,000       2,047,842
                                                                                                                         ---------
     TOTAL NON -  U.S. CORPORATE BONDS
     (COST: $6,164,058)                                                                                                 $6,150,168
                                                                                                                         ---------

     TOTAL INVESTMENTS, BOND SERIES
     (COST: $185,177,448)**                                                                                           $185,599,118
                                                                                                                       ===========

See accompanying notes to investments in securities.

    *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At December 31, 1997, the cost of securities for federal income tax purposes was $185,177,448. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation.................................$1,093,246
Gross unrealized depreciation...................................(671,576)
                                                                --------
Net unrealized depreciation.................................... $421,670
                                                                ========

***This security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.


                                               MONEY MARKET FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                         December 31, 1997


                                             % Net        Quality      Annualized       Maturity             Par
MONEY MARKET FUND INVESTMENTS:              Assets        Rating*         Yield           Date             Amount            Value
                                            ------        -------         -----           ----             ------            -----
Short-Term Investments:
Commercial Paper/Savings:                    68.0%
  Anheuser Busch Companies                                A-1/P-1         5.76%       Jan 22, 1998       $2,100,000      $2,093,092
  Associates Corp NA                                      A-1+/P-1        5.88%       Jan 29, 1998       2,000,000       1,991,071
  Bell South Telecom Inc.                                 A-1+/P-1        5.28%       Jan 13, 1998       2,000,000       1,996,250
  Caterpillar Inc                                         A-1/P-1         5.78%       Feb 17, 1998       2,000,000       1,991,148
  CIT Group Holdings                                      A-1/P-1         5.71%       Feb 03, 1998       2,000,000       1,989,825
  Coca-Cola Co.                                           A-1+/P-1        5.65%       Feb 02 ,1998       2,100,000       2,089,733
  Consolidated Natural Gas                                A-1+/P-1        6.30%       Jan 07, 1998         369,000         368,619
  Ford Motor Credit Company                               A-1/P-1         5.82%       Feb 10, 1998       2,000,000       1,987,415
  General Electric Capital Corporation                    A-1+/P-1        5.75%       Jan 06, 1998       2,100,000       2,098,362
  General Mills                                           A-1/P-1         5.74%       Jan 02, 1998       1,350,000       1,349,789
  Interstate Power Co.                                    A-1/P-1         5.90%       Jan 26, 1998       1,000,000         995,993
  Interstate Power Co.                                    A-1/P-1         5.88%       Jan 27, 1998       1,000,000         995,847
  John Deere Capital Credit                               A-1/P-1         5.78%       Jan 23, 1998       2,000,000       1,993,107
  Madison Gas & Electric                                  A-1+/P-1        5.88%       Jan 12, 1998       1,000,000         998,237
  Merrill Lynch & Co Inc                                  A-1+/P-1        5.72%       Jan 08, 1998         900,000         900,000
  Morgan Stanley, Dean Witter, Discover
      and Co.                                             A-1/P-1         5.76%       Jan 22, 1998       1,200,000       1,196,080
  Northern Illinois Gas Co                                A-1+/P-1        5.85%       Jan 23, 1998       1,800,000       1,793,675
  Walt Disney Company                                     A-1/P-1         5.63%       Jan 02, 1998       1,100,000       1,099,832
  State Street Bank & Trust                                               5.25%                             56,342          56,342
                                                                                                                        ----------
     TOTAL COMMERCIAL PAPER/
     SAVINGS, AT COST                                                                                                  $27,984,417
                                                                                                                        ----------

Quasi-Government/Government Sponsored:       21.5%
  Federal Home Loan Discount Notes                                        5.78%       Jan 02, 1998      $1,500,000      $1,498,115
  Federal Home Loan Discount Notes                                        5.65%       Jan 12, 1998       2,805,000       2,800,165
  FNMA Discount Notes                                                     5.86%       Jan 20, 1998       2,321,000       2,316,600
  FNMA Discount Notes                                                     5.62%       Jan 16, 1998       1,055,000       1,052,613
  Federal Farm Credit Discount Notes                                      5.62%       Jan 21, 1998       1,200,000       1,196,340
                                                                                                                        ----------
     TOTAL QUASI-GOVERNMENT/GOVERNMENT
     SPONSORED, AT COST                                                                                                 $8,863,833
                                                                                                                        ----------

Government Guaranteed:                       10.6%
  U. S. Treasury Bill                                                     4.97%       Feb 05, 1998      $4,450,000      $4,344,277
                                                                                                                        ----------

     TOTAL INVESTMENTS, MONEY MARKET
     FUND, AT COST                                                                                                     $41,192,527
                                                                                                                        ==========

See accompanying notes to investments in securities.

*Moody's/Standard  &  Poors'  quality  ratings  (unaudited).   See  the  current
Prospectus and Statement of Additional Information for a complete description of these ratings.


                                              TREASURY 2000 FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                         December 31, 1997


                                                   % of            Interest         Maturity          Principal
TREASURY 2000 FUND INVESTMENTS:                 Net Assets           Rate             Date             Amount              Value
                                                ----------           ----             ----             ------              -----
Government Guaranteed - U.S.:
   U.S. Treasury Strip (Cost $1,502,323)*         100.0%             9.69%         Nov 15, 2000     $2,000,000         $1,701,374
                                                                                                                        =========

See accompanying notes to investments in securities.

Notes to investments in securities:
Interest rates on and stripped Treasury Securities represent annualized yield to maturity at date of purchase. Values of investment securities are determined as described in Note 2 of the financial statements.
[FN]
*At December 31, 1997, the cost of securities for federal income tax purposes was $1,502,323. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:
Gross unrealized appreciation..................................... $199,050
Gross unrealized depreciation................................            --
                                                                   --------
Net unrealized appreciation....................................... $199,050
                                                                   ========


                                                         ULTRA SERIES FUND
                                                      Statement of Operations
                                                    Year Ended December 31, 1997



                                            Capital      Growth and                                       Money        Treasury
                                         Appreciation   Income Stock     Balanced          Bond          Market          2000
                                          Stock Fund        Fund           Fund            Fund           Fund           Fund
Investment income (note 2):
  Interest income                         $451,972       $881,021      $9,624,772     $3,320,834     $1,621,455        $114,238

  Dividend income                        1,854,993      6,473,882       1,727,637             --             --              --
                                        ----------     ----------      ----------      ---------      ---------        --------
    Total income                         2,306,965      7,354,903      11,352,409      3,320,834      1,621,455         114,238
                                        ----------     ----------      ----------      ---------      ---------        --------
Expenses (note 4):

  Advisory fees                          1,194,672      2,108,616       1,627,496        248,008        134,513              --

  Advisory/Administrative fees                  --             --              --             --             --           7,325

  Accounting and custodian fees             18,100         37,708          30,955          6,462          5,387              --

  Trustees' fees                             2,203          5,276           4,030            641            493              23

  Registration fees                         19,125         45,350          36,131          5,394          4,550              --

  Legal fees                                 4,858         11,521           9,179          1,370          1,156              --

  Audit fees                                 5,711         13,634          10,888          1,654          1,351              39

  Printing and mailing fees                  8,245         19,550          15,576          2,325          1,962              --

  Other expenses                             3,760          8,916           7,104          1,061            895              --
                                        ----------     ----------      ----------      ---------      ---------        --------
  Expenses before reimbursement          1,256,674      2,250,571       1,741,359        266,915        150,307           7,387
  Reimbursable expenses from
  CUNA Mutual Life Insurance Company        (8,943)       (16,291)        (12,966)        (4,363)        (4,095)             --
                                        ----------     ----------      ----------      ---------      ---------        --------
    Total net expenses                   1,247,731      2,234,280       1,728,393        262,552        146,212           7,387
                                        ----------     ----------      ----------      ---------      ---------        --------
   Net investment income                 1,059,234      5,120,623       9,624,016      3,058,282      1,475,243         106,851
                                        ----------     ----------      ----------      ---------      ---------        --------

Realized and unrealized gain (loss) on investments (notes 2 and 3):

  Realized gain (loss) on security transactions:

   Proceeds from sale of securities
    and principal pay downs             29,124,058     76,016,996      56,037,257     15,142,309      4,961,839              --

   Cost of securities sold             (23,606,820)   (66,517,987)    (52,244,642)   (15,119,915)    (4,961,839)             --
                                        ----------     ----------      ----------      ---------      ---------        --------
   Net realized gain (loss) on
    security transactions                5,517,238      9,499,009       3,792,615         22,394             --              --

  Net change in unrealized
   appreciation or depreciation
   on investments                       40,907,564     84,642,706      25,504,114        326,623             --           1,846
                                        ----------     ----------      ----------      ---------      ---------        --------
  Net gain (loss) on investments        46,424,802     94,141,715      29,296,729        349,017             --           1,846
                                        ----------     ----------      ----------      ---------      ---------        --------


  Net increase in net assets
   resulting from operations           $47,484,036    $99,262,338     $38,920,745     $3,407,299     $1,475,243        $108,697
                                        ==========     ==========      ==========      =========      =========        ========


See accompanying notes to financial statements.


                                                         ULTRA SERIES FUND
                                                 Statement of Changes in Net Assets
                                               Years Ended December 31, 1997 and 1996



                                                   CAPITAL APPRECIATION               GROWTH AND INCOME
                                                        STOCK FUND                       STOCK FUND              BALANCED FUND
Operations:                                       1997           1996           1997          1996            1997          1996
                                                  ----           ----           ----          ----            ----          ----
  Net investment income                      $1,059,234       $646,279     $5,120,623     $2,863,311     $9,624,016     $5,922,093

  Net realized gain (loss) on security
   transaction                                5,517,238      3,152,749      9,499,009      5,656,957      3,792,615      4,268,803

  Net change in unrealized appreciation
   or depreciation on investments            40,907,564      9,688,795     84,642,706     26,520,015     25,504,114      6,612,755
                                            -----------     ----------    -----------    -----------    -----------    -----------
   Change in net assets from
    operations                               47,484,036     13,487,823     99,262,338     35,040,283     38,920,745     16,803,651
                                            -----------     ----------    -----------    -----------    -----------    -----------


Distributions to shareholders:

  From net investment income                 (1,065,876)      (639,086)    (5,180,495)    (2,804,744)    (9,668,911)    (5,850,662)

  From realized gains on investments         (5,541,711)    (3,084,815)    (9,518,672)    (5,675,210)    (3,841,952)    (4,393,033)

  Return of capital                             (43,461)            --       (118,470)            --             --             --
                                             -----------     ----------    -----------    -----------    -----------    -----------
   Change in net assets from
    distributions                            (6,651,048)    (3,723,901)   (14,817,637)    (8,479,954)   (13,510,863)   (10,243,695)
                                             -----------     ----------    -----------    -----------    -----------    -----------

Class Z Share transactions (note 5):

  Proceeds from sale of shares              311,778,406     48,543,686    260,073,329     99,870,808     80,187,804     70,374,669

  Net asset value of shares issued in
   reinvestment of distributions              6,651,048      3,723,901     14,817,637      8,479,954     13,510,863     10,243,695
                                            -----------     ----------    -----------    -----------    -----------    -----------
                                            318,429,454     52,267,587    274,890,966    108,350,762     93,698,667     80,618,364

  Cost of shares repurchased                 (1,742,040)    (1,475,008)    (2,041,007)    (4,208,480)    (4,029,711)    (3,422,404)
                                            -----------     ----------    -----------    -----------    -----------    -----------
   Change in net assets derived from
    capital share transactions              316,687,414     50,792,579    272,849,959    104,142,282     89,668,956     77,195,960
                                            -----------     ----------    -----------    -----------    -----------    -----------
Increase in net assets                      357,520,402     60,556,501    357,294,660    130,702,611    115,078,838     83,755,916

Net assets:

  Beginning of year                          98,673,833     38,117,332    232,840,773    102,138,162    194,724,874    110,968,958
                                            -----------     ----------    -----------    -----------    -----------    -----------
  End of year                              $456,194,235    $98,673,833   $590,135,433   $232,840,773   $309,803,712   $194,724,874
                                            ===========     ==========    ===========    ===========    ===========    ===========
Undistributed net investment
  income included in net assets                      --        $14,253             --        $69,558        $49,986        $94,881
                                            ===========     ==========    ===========    ===========    ===========    ===========


See accompanying notes to financial statements.


                                                         ULTRA SERIES FUND
                                           Statement of Changes in Net Assets (Continued)
                                               Years Ended December 31, 1997 and 1996



                                                 BOND FUND                    MONEY MARKET FUND               TREASURY 2000 FUND
Operations:                                   1997           1996           1997          1996            1997          1996
                                              ----           ----           ----          ----            ----          ----
  Net investment income                    $3,058,282     $1,251,976     $1,475,243       $836,930       $106,851       $107,928

  Net realized gain (loss) on security
   transactions                                22,394         49,716             --             --             --             --

  Net change in unrealized appreciation
   or depreciation on investments             326,623       (477,126)            --             --          1,846        (75,534)
                                           ----------     ----------     ----------     ----------     ----------     ----------
   Change in net assets from
    operations                              3,407,299        824,566      1,475,243        836,930        108,697         32,394
                                          -----------     ----------     ----------     ----------     ----------     ----------
Distributions to shareholders:

  From net investment income               (3,013,977)    (1,238,292)    (1,475,243)      (836,930)            --             --

  From realized gains on investments          (22,394)       (49,716)            --             --             --             --

  Return of capital                                --             --             --             --             --             --
                                          -----------     ----------     ----------     ----------     ----------     ----------
   Change in net assets from
    distributions                          (3,036,371)    (1,288,008)    (1,475,243)      (836,930)            --             --
                                          -----------     ----------     ----------     ----------     ----------     ----------
Class Z Share transactions (note 5):

  Proceeds from sale of shares            160,361,652     13,819,369     57,328,276     32,934,173          7,239          7,020

  Net asset value of shares issued in
   reinvestment of distributions            3,036,371      1,288,008      1,473,088        835,642             --             --
                                          -----------     ----------     ----------     ----------     ----------     ----------
                                          163,398,023     15,107,377     58,801,364     33,769,815          7,239          7,020

  Cost of shares repurchased               (1,501,306)    (1,796,780)   (38,642,199)   (24,132,957)            --             --
                                          -----------     ----------     ----------     ----------     ----------     ----------


   Change in net assets derived from
    capital share transactions            161,896,717     13,310,597     20,159,165      9,636,858          7,239          7,020
                                          -----------     ----------     ----------     ----------     ----------     ----------
Increase (decrease) in net assets         162,267,645    12,847,155      20,159,165      9,636,858        115,936         39,414

Net assets:

  Beginning of year                        26,571,923     13,724,768     21,010,987     11,374,129      1,584,741      1,545,327
                                          -----------     ----------     ----------     ----------     ----------     ----------
  End of year                            $188,839,568    $26,571,923    $41,170,152    $21,010,987     $1,700,677     $1,584,741
                                          ===========     ==========     ==========     ==========     ==========     ==========

Undistributed net investment
  income included in net assets               $62,339        $18,034             --             --             --             --
                                          ===========     ==========     ==========     ==========     ==========     ==========


See accompanying notes to financial statements.


                                        CAPITAL APPRECIATION STOCK FUND OF ULTRA SERIES FUND
                                                        Financial Highlights
                                                       Year Ended December 31



                                                ------------------------- CAPITAL APPRECIATION STOCK FUND -------------------------
(For a share outstanding throughout the period):   1997              1996             1995              1994
                                                   ----              ----             ----              ----
Net Asset Value, Beginning of Period             $14.60            $12.51            $9.97            $10.00
                                                 ------            ------           ------            ------

  Income from Investment Operations

   Net Investment Income                           0.07              0.13             0.14              0.16

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 4.52              2.55             2.91              0.37
                                                 ------            ------           ------            ------

  Total from Investment Operations                 4.59              2.68             3.05              0.53
                                                -------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.07)            (0.13)           (0.14)            (0.15)

   Distributions from Realized Capital Gains      (0.27)            (0.46)           (0.37)            (0.41)
                                                 ------            ------           ------            ------

  Total Distributions                             (0.34)            (0.59)           (0.51)            (0.56)
                                                -------------------------------------------------------------

Net Asset Value, End of Period                   $18.85            $14.60           $12.51             $9.97
====================================================================================================================================

Total Return*                                    31.57%            21.44%           30.75%             5.44%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $456,194           $98,674          $38,117            $9,449

Ratio of Expenses to Average Net Assets**          0.82%             0.65%            0.65%             0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       0.70%             0.96%            1.37%             1.55%

Portfolio Turnover Rate                           17.06%            49.77%           61.32%            65.81%

Average Commission Rate                            $0.06             $0.06            $0.06
====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods  shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.83%, 0.66%, 0.75%, and 0.85%, for 1997, 1996, 1995, and 1994,
   respectively.


                                         GROWTH AND INCOME STOCK FUND OF ULTRA SERIES FUND
                                                        Financial Highlights
                                                       Year Ended December 31



                                                ------------------------- GROWTH AND INCOME STOCK FUND ---------------------------
(For a share outstanding throughout the period):   1997              1996             1995              1994             1993
                                                   ----              ----             ----              ----             ----
Net Asset Value, Beginning of Period             $21.32            $18.20           $15.06            $15.51           $15.49
                                                 ------            ------           ------            ------            ------

Income from Investment Operations

Net Investment Income                              0.31              0.34             0.37              0.32             0.29

Net Realized and Unrealized Gain (Loss)
on Investments                                     6.36              3.93             4.37             (0.04)            1.87
                                                  -----             -----            -----             -----             -----

Total from Investment Operations                   6.67              4.27             4.74              0.28             2.16
                                               -----------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.32)            (0.34)           (0.37)            (0.32)           (0.29)

   Distributions from Realized Capital Gains      (0.47)            (0.81)           (1.23)            (0.40)           (1.85)
                                                  -----             -----            -----             -----             -----

  Total Distributions                             (0.79)            (1.15)           (1.60)            (0.73)           (2.14)
                                               -----------------------------------------------------------------------------------

Net Asset Value, End of Period                   $27.20            $21.32           $18.20            $15.06           $15.51
====================================================================================================================================

Total Return*                                    31.42%            22.02%           31.75%             1.42%            13.77%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $590,135          $232,841         $102,138           $48,913           $32,468

Ratio of Expenses to Average Net Assets**          0.61%             0.65%            0.65%             0.65%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       1.39%             1.78%            2.28%             2.19%            1.84%

Portfolio Turnover Rate                           20.39%            40.55%           57.80%            45.36%           56.79%

Average Commission Rate                            $0.06             $0.06            $0.06
====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods  shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.61%, 0.65%, 0.69%, 0.70%, and 0.73%, for 1997, 1996, 1995, 1994, and
   1993, respectively.


                                                 BALANCED FUND OF ULTRA SERIES FUND
                                                        Financial Highlights
                                                       Year Ended December 31



                                                -------------------------------- BALANCED FUND ------------------------------
(For a share outstanding throughout the period):   1997              1996             1995              1994             1993
                                                   ----              ----             ----              ----             ----

Net Asset Value, Beginning of Period             $15.29            $14.63           $12.90            $13.70           $13.54
                                                 ------            ------           ------            ------            -----

  Income from Investment Operations

   Net Investment Income                           0.62              0.58             0.55              0.52             0.50

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 1.93              0.98             2.29             (0.56)            0.95
                                                  -----             -----            -----             -----             ----

  Total from Investment Operations                 2.55              1.56             2.84             (0.04)            1.45
                                               ------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.63)            (0.58)           (0.55)            (0.51)           (0.50)

   Distributions from Realized Capital Gains      (0.19)            (0.32)           (0.56)            (0.25)           (0.79)
                                                  -----             -----            -----             -----             -----

  Total Distributions                             (0.82)            (0.90)           (1.11)            (0.76)           (1.29)
                                               -------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $17.02            $15.29           $14.63            $12.90           $13.70
====================================================================================================================================

Total Return*                                    16.87%            10.79%           22.27%            -0.46%            10.47%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $309,804          $194,725         $110,969           $67,468           $54,363

Ratio of Expenses to Average Net Assets**          0.68%             0.65%            0.65%             0.65%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       3.81%             3.91%            4.03%             4.00%            3.62%

Portfolio Turnover Rate                           21.15%            33.48%           36.68%            28.53%           28.71%

Average Commission Rate                            $0.06             $0.06            $0.06
====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods  shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.69%, 0.65%, 0.68%, 0.70%, and 0.74%, for 1997, 1996, 1995, 1994, and
   1993, respectively.


                                                   BOND FUND OF ULTRA SERIES FUND
                                                        Financial Highlights
                                                       Year Ended December 31



                                                ------------------------------ BOND FUND ------------------------------------
(For a share outstanding throughout the period):   1997              1996             1995              1994             1993
                                                   ----              ----             ----              ----             ----
Net Asset Value, Beginning of Period             $10.33            $10.63            $9.67            $10.58           $10.32
                                                 ------            ------           ------            ------            -----
  Income from Investment Operations

   Net Investment Income                           0.29              0.65             0.60              0.59             0.64

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.45             (0.28)            0.96             (0.90)            0.28
                                                  -----             -----            -----             -----             ----

  Total from Investment Operations                 0.74              0.37             1.56             (0.31)            0.92
                                                -----------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.51)            (0.64)           (0.59)            (0.59)           (0.65)

   Distributions from Realized Capital Gains      (0.02)            (0.03)           (0.01)            (0.01)           (0.01)
                                                  -----             -----            -----             -----             -----

  Total Distributions                             (0.53)            (0.67)           (0.60)            (0.60)           (0.66)
                                                ------------------------------------------------------------------------------

Net Asset Value, End of Period                   $10.54            $10.33           $10.63             $9.67           $10.58
------------------------------------------------------------------------------------------------------------------------------------

Total Return*                                     7.45%             2.86%           16.37%            -3.06%             8.87%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $188,840           $26,572          $13,725            $7,867            $6,297

Ratio of Expenses to Average Net Assets**          0.56%             0.65%             0.65%            0.65%             0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       6.50%             6.25%             6.08%            6.03%             5.99%

Portfolio Turnover Rate                           30.71%            25.67%            14.74%           11.97%            12.23%
====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods  shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.57%, 0.67%, 0.68%, 0.70%, and 0.75%, for 1997, 1996, 1995, 1994, and
   1993, respectively.


                                               MONEY MARKET FUND OF ULTRA SERIES FUND
                                                        Financial Highlights
                                                       Year Ended December 31



                                                ------------------------------ MONEY MARKET FUND ----------------------------
(For a share outstanding throughout the period):   1997              1996             1995              1994             1993
                                                   ----              ----             ----              ----             ----
Net Asset Value, Beginning of Period              $1.00             $1.00            $1.00             $1.00            $1.00
                                                  -----             -----            -----             -----             ----
  Income from Investment Operations

   Net Investment Income                           0.05              0.05             0.05              0.03             0.03

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.00              0.00             0.00              0.00             0.00
                                                  -----             -----            -----             -----             ----

  Total from Investment Operations                 0.05              0.05             0.05              0.03             0.03
                                                -----------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.05)            (0.05)           (0.05)            (0.03)           (0.03)

   Distributions from Realized Capital Gains      (0.00)            (0.00)           (0.00)             0.00             0.00
                                                  -----             -----            -----             -----             -----

  Total Distributions                             (0.05)            (0.05)           (0.05)            (0.03)           (0.03)
                                                ------------------------------------------------------------------------------

Net Asset Value, End of Period                    $1.00             $1.00            $1.00             $1.00            $1.00
====================================================================================================================================

Total Return*                                     4.75%             5.17%            5.21%             3.34%             2.86%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $41,170           $21,011          $11,374            $7,799            $4,749

Ratio of Expenses to Average Net Assets**         0.50%             0.65%            0.65%             0.65%             0.65%

Ratio of Net Investment Income to Average
  Net Assets                                      5.05%             4.74%            5.17%             3.66%             2.43%

Portfolio Turnover Rate                             --                --               --                --                --
====================================================================================================================================

For the Money Market Fund, the "seven-day average" yield for the seven days ended December 31, 1997, was 4.96% and the "effective" yield for that period was 5.09%.

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods  shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.51%, 0.67%, 0.73%, 0.78%, and 0.77% for 1997, 1996, 1995, 1994, and
   1993, respectively.


                                              TREASURY 2000 FUND OF ULTRA SERIES FUND
                                                        Financial Highlights
                                                       Year Ended December 31



                                                ------------------------------- TREASURY 2000 FUND ---------------------------
(For a share outstanding throughout the period)    1997              1996             1995              1994             1993
                                                   ----              ----             ----              ----             ----
Net Asset Value, Beginning of Period              $8.64             $8.47            $7.00             $7.53            $6.53
                                                  -----             -----            -----             -----             ----

  Income from Investment Operations

   Net Investment Income                           0.58              0.58             0.58              0.53             0.48

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.02             (0.41)            0.89             (1.06)            0.52
                                                  -----             -----            -----             -----             ----

  Total from Investment Operations                 0.60              0.17             1.47             (0.53)            1.00
                                                -----------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income        0.00              0.00             0.00              0.00             0.00

   Distributions from Realized Capital Gains       0.00              0.00             0.00              0.00             0.00
                                                  -----             -----            -----             -----             ----

  Total Distributions                              0.00              0.00             0.00              0.00             0.00
                                                -----------------------------------------------------------------------------

Net Asset Value, End of Period                    $9.24             $8.64            $8.47             $7.00            $7.53
====================================================================================================================================

Total Return*                                     6.85%             2.10%           20.99%            -7.12%            15.43%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $1,701            $1,585           $1,545            $1,272            $1,363

Ratio of Expenses to Average Net Assets           0.45%             0.45%            0.45%             0.45%             0.45%

Ratio of Net Investment Income to Average
  Net Assets                                      6.56%             7.03%            7.40%             7.50%             6.69%

Portfolio Turnover Rate                             --                --               --                --                --
====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

                                ULTRA SERIES FUND
                          Notes to Financial Statements

(1)  Description of the Fund

     The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with six investment portfolios (the "funds"), each with different investment objectives and policies and each having available two separate classes of common stock with a par value of $.01 per share. Fund shares are sold and redeemed at a price equal to the shares' net asset value (note 2(b)). The assets of each fund are held separate from the assets of the other funds.

     Effective May 1, 1997, the shares of each fund were divided into Class Z and Class C Shares. Class Z Shares are offered to all insurance company separate accounts issued by, and all qualified retirement plans sponsored by, CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Life"). Class C Shares are offered to separate accounts of insurance companies other than CUNA Mutual Life, and to qualified retirement plans of companies not affiliated with the Fund or CUNA Mutual Life. Both classes of shares are identical in all respects except that: Class C Shares may be subject to a distribution fee (note 4); each class will have exclusive voting rights with respect to matters that affect just that class; and each class will bear a different name or designation. All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding share of each class based on the daily net asset value of shares of that class. As of December 31, 1997, no Class C Shares have been issued.


(2)  Significant Accounting Policies

     (a) Valuation of Investment Securities

         Value of securities, including call options, which are traded on exchanges are valued at the last sales price on the principal exchange as of the close of the New York Stock Exchange or 3:00 p.m. Central Standard Time, whichever is earlier, on the day the securities are being valued. Securities not traded on a stock exchange on a given day or traded over-the-counter are valued using a procedure determined in good faith to represent a fair value and which is authorized by the Board of Trustees. Pursuant to Rule 2A-7 of the 1940 Act, all money market instruments in the Money Market Fund are valued on an amortized cost basis. Money Market Instruments in the other funds are valued on an amortized cost basis if there are less than 60 days to maturity.

     (b) Share Valuation and Dividends to Shareholders

         The net asset value of the shares of each fund is determined on a daily basis based on the valuation of the net assets of the funds divided by the number of shares of the fund outstanding. Expenses, including the investment advisory, advisory/administrative, and distribution fees (note 4), are accrued daily and reduce the net asset value per share.

         Dividends on the Money Market Fund will be declared and reinvested daily in additional full and fractional shares of the Money Market Fund. Dividends of ordinary income from the Capital Appreciation Stock Fund, Growth and Income Stock Fund, Bond Fund, and Balanced Fund will be declared and reinvested quarterly in additional full and fractional shares of the respective funds. All net realized capital gains of these funds, if any, will be declared and reinvested at least annually. The Treasury 2000 Fund will utilize an annual consent dividend procedure which provides the fund with the deduction for dividends constructively paid to shareholders.

     (c) Federal Income and Excise Taxes

         The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income or excise taxes is required. Net investment income and net realized gains (losses) for the funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds. In addition, the Capital Appreciation Stock Fund, the Growth and Income Stock Fund, and the Balanced Fund paid consent dividends, whereby $91,306, $131,287 and $16,980, respectively, of its realized gains were treated as being distributed to their shareholders and reinvested in that fund.

     (d) Security Transactions and Investment Income

         Security transactions are recorded on the trade date basis. Realized gains and losses from security transactions are reported on the identified cost basis. Interest, including amortization of premium and discount, is accrued daily and dividend income is recorded on the ex-dividend date.

     (e) Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)  Purchase and Sales of Investment Securities

     The cost of securities purchased and the proceeds from securities sold (including maturities, excluding short-term securities for all funds except Money Market) for each fund during the year ended December 31, 1997, were as follows:

                                             Capital       Growth and                                      Money       Treasury
                                          Appreciation    Income Stock       Balanced        Bond         Market         2000
                                           Stock Fund         Fund             Fund          Fund          Fund          Fund

Total costs of securities purchased   $323,217,798     $315,654,405    $138,509,972   $163,798,811   $208,359,230    $      --
                                       ===========      ===========     ===========    ===========    ===========     ========
Total proceeds received on security
sales and principal paydowns           $29,124,058      $76,016,996     $56,037,257    $15,142,309   $189,689,839    $      --
                                        ==========      ===========     ===========     ==========    ===========     ========


(4)  Transactions with Affiliates

     Fees and Expenses

     The Fund has entered into an investment advisory agreement with CIMCO Inc. (the "Investment Adviser"), an affiliated company. For the four-month period ended April 30, 1997, the Investment Adviser received monthly advisory or advisory/ administrative fees, based on average daily net assets, at an annual rate of .5 percent of the Capital Appreciation Stock, Growth and Income Stock, Balanced, Bond and Money Market Funds and .45 percent of the Treasury 2000 Fund. On May 1, 1997, a new advisory agreement with the Investment Advisor changed this fee structure and provides for a different fee for each portfolio within the Fund. The fees, paid monthly, are calculated as a percentage of the average daily net assets for each portfolio at the following annual rates:

              Capital Appreciation Stock             0.80%
              Balanced                               0.70%
              Growth and Income Stock                0.60%
              Bond                                   0.55%
              Money Market                           0.45%
              Treasury 2000                          0.45%

     Under the new unitary fee structure, the Investment Adviser is responsible for providing or obtaining services and paying certain expenses including custodian fees, transfer agent fees, pricing costs, and accounting and legal fees as indicated in the investment advisory agreement.

     In addition to the unitary investment advisor fee, each fund also pays certain expenses including trustees fees, brokerage commissions, interest expense, audit fees, and other extraordinary expenses.

     For the four-month period ended April 30, 1997, the Investment Adviser was required to reimburse the funds for the amount, if any, by which the aggregate expenses of any fund (including the Investment Adviser's fee, but excluding brokerage commissions, interest, taxes, and extraordinary expenses) in any calendar year exceed 2.0 percent of the average daily net assets of the funds. In addition, for the four-month period ended April 30, 1997, CUNA Mutual Life has voluntarily agreed to reimburse the Capital Appreciation Stock, Growth and Income Stock, Balance, Bond and Money Market Funds for ordinary business expenses in excess of .65 percent (of which .5 percent is the advisory fee and .15 percent is general and administrative expenses) of the average daily net assets of these funds. Also, for the four-month period ended April 30, 1997, the Investment Advisor has agreed to assume responsibility for providing all administrative services and paying all ordinary business expenses of the Treasury 2000 Fund which exceed .45 percent (all of which is the advisory/administrative fee) of average daily net assets. Currently, CUNA Mutual Life and CUNA Mutual Insurance Society, affiliated companies, are providing administrative services on behalf of the Investment Advisor.

     During the year ended December 31, 1997, CUNA Mutual Life voluntarily reimbursed expenses for each of the funds in the following amounts:

           Capital Appreciation Stock Fund..........   $ 8,943
           Bond Fund ................................  $ 4,363
           Growth and Income Stock Fund..............  $16,291
           Money Market Fund ........................  $ 4,095
           Balanced Fund.............................  $12,966


     All capital shares outstanding at December 31, 1997, are owned by separate investment accounts of CUNA Mutual Life.

     Certain officers and directors of the Fund are also officers of CUNA Mutual Life or CIMCO Inc. During the twelve-month period ended December 31, 1997, the Fund made no direct payments to its officers and paid trustees' fees of approximately $12,675 to its unaffiliated trustees.

     Distribution Plan

     All shares are distributed through CUNA Brokerage Service, Inc.("CBS"), and affiliated company, or other registered broker-dealers authorized by CBS. Class C Shares may also be subject to an asset-based distribution fee pursuant to Rule 12b-1 under the 1940 Act, equal to not more than 0.25%, on an annual basis, of the average value of the daily net assets of each series of the Fund attributable to Class C Shares on an annual basis.


(5)  Share Activity

     Transactions in Class Z Shares of each fund for the years ended December 31, 1997 and 1996, were as follows:

                                            Capital        Growth and                                     Money        Treasury
                                         Appreciation     Income Stock      Balanced         Bond        Market          2000
                                          Stock Fund          Fund            Fund           Fund         Fund           Fund

Shares outstanding at December 31, 1995    3,046,550       5,611,047       7,585,243      1,291,279    11,374,129        182,546

Shares sold, including reinvestment
       of dividends                        3,818,030       5,524,047       5,380,713      1,453,110    33,769,815            805

Shares repurchased                          (105,316)       (215,447)       (228,534)      (171,319)  (24,132,957)            --
                                           ---------       ---------       ---------      ---------    ----------        -------
Shares outstanding at December 31, 1996    6,759,264      10,919,647      12,737,422      2,573,070    21,010,987        183,351

Shares sold, including reinvestment
       of dividends                       17,535,010      10,850,472       5,705,061     15,479,381    58,801,364            787

Shares repurchased                           (93,915)        (77,316)       (243,133)      (143,139)  (38,642,199)            --
                                          ----------      ----------       ---------      ---------    ----------        -------
Shares outstanding at December 31, 1997   24,200,359      21,692,803      18,199,350     17,909,312    41,170,152        184,138
                                          ----------      ----------      ----------     ----------    ----------        -------


                                ULTRA SERIES FUND
                          INDEPENDENT AUDITORS' REPORT


The Trustees and Shareholders
Ultra Series Fund:

We have audited the statements of assets and liabilities, including the schedules of investments in securities, of the Capital Appreciation Stock Fund, Growth and Income Stock Fund, Balanced Fund, Bond Fund, Money Market Fund, and Treasury 2000 Fund of the Ultra Series Fund as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year (four years for Capital Appreciation Stock Fund) period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody were confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we requested confirmation from brokers, and where replies were not received, we carried out other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Appreciation Stock Fund, Growth and Income Stock Fund, Balanced Fund, Bond Fund, Money Market Fund, and Treasury 2000 Fund of the Ultra Series Fund as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year-period then ended, and the financial highlights for each of the years in the five-year (four years for Capital Appreciation Stock Fund) period then ended in conformity with generally accepted accounting principles.


                                        KPMG Peat Marwick LLP

Des Moines, Iowa
February 6, 1998

                                ULTRA SERIES FUND
                              Officers and Trustees


OFFICERS

Michael S. Daubs, President
Lawrence R. Halverson, Vice President/Secretary
Donald E. Heltner, Vice President
Michael G. Joneson, Chief Accounting Officer, Treasurer and Assistant Secretary Robert M. Buckingham, Chief Financial Officer/Assistant Secretary

BOARD OF TRUSTEES

Gwendolyn M. Boeke
Alfred L. Disrud
Kevin T. Lentz
Keith S. Noah
Thomas C. Watt